                                                                   EXHIBIT 10.7
Terms offered are valid only through
                                     ---------------

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                            Primus Contract ID: SMDA
                                                    ----------

This Agreement ("Agreement") is made between Primus Knowledge Solutions, Inc. ("Primus"), 1601 Fifth Avenue, Suite 1900, Seattle, Washington 98101, U.S.A. (fax: +1 (206) 292-1825) and

Distributor Name: Primus Knowledge Solutions, KK, a Japanese corporation
                  ("Distributor")
Distributor Address:  Ebisu Prime Sq. Tower
                      1-1-39 Hiroo, Shibuya-ku
                      Tokyo, JAPAN 150
            Fax No.:  +81 3-5469-3005

Primus is the owner and licensee of the Software (defined below). Primus wishes to market and distribute the Software in the Territory (defined below). Distributor has know-how and experience in marketing and distributing software in the Territory, and in providing related services, and wishes to assist Primus. Primus is willing to appoint Distributor to market and distribute the Software in the Territory, and Distributor is willing to accept such appointment, all on the terms and conditions specified below. Therefore, for good and valuable consideration, the receipt and sufficiency of which they each acknowledge, Primus and Distributor agree to be bound by such terms and conditions.

EXECUTED as of the date set forth below Primus' signature (the "Effective
Date"):


Primus Knowledge Solutions, Inc.                   Distributor
By:   /s/ Michael A. Brochu                        By: /s/ Yasuki Matsumoto
    ---------------------------------------           ---------------------------------------------
      Michael A. Brochu                                Yasuki Matsumoto

Its:  President and Chief Executive Officer        Its:  Board of Directors
    ---------------------------------------             ------------------------------------------

Date:  March 31, 1999                              Dated:  March 31, 1999
    ---------------------------------------             ------------------------------------------

                                     Terms and Conditions

Table A  Distributor's Rights
---------------------------------------------------------------------------------------------------------------------------------
Product                 Language              Platform                    Exclusivity          Territory      Distribution Term
                                     -------------------------------------------------------                ----------------------
                                     Operating       Database       Exclusive   Non-Exclusive               Start Date     End Date
                                      System
---------------------------------------------------------------------------------------------------------------------------------
Primus Products                        Windows                                                                              First
                                       NT            No                                                     Effective    anniversary
SolutionSeries(TM)      Japanese       &             limitation/1/      Yes           No         Japan       Date       of Effective
Server                    and          Sun                                                                                  Date
SolutionExplorer(TM)     English       Solaris/1/
SolutionPublisher(R)
-----------------------------------------------------------------------------------------------------------------------------------
SolutionSeries(TM)      Japanese       Windows                                                                             First
Server                   and           NT            No                                                     Effective   anniversary
SolutionExplorer(TM)    English        &             limitation/1/      No            Yes        Korea        Date      of Effective
SolutionPublisher(R)                   Sun                                                                                 Date
                                       Solaris/1/
------------------------------------------------------------------------------------------------------------------------------------
Upstream Supplier
Products
------------------------------------------------------------------------------------------------------------------------------------
Seagate Crystal Info    English        Windows                                                                              First
V.6/2/                   and           NT            N/A                No            Yes   Japan and Korea  Effective   anniversary
                        Japanese                                                                             Datee      of Effective
                                                                                                                            Date
-----------------------------------------------------------------------------------------------------------------------------------
KBI Total Product       English                      N/A                No            Yes   Japan and Korea   Effective   1/30/2000
Support Suite                                                                                                   Date
------------------------------------------------------------------------------------------------------------------------------------

Note 1:   So long as Primus markets them to its own customers
Note 2: Limited to Client License and Report/Query license (no OLAP license) and subject to the licensing and other restrictions set forth in
          Schedule 7

Table B  Software Distribution Fees and Support and Maintenance Fees
----------------------------------------------------------------------------------------------------------------------------------
Product                    Language            Platform               Distributor's Resale   Software Royalty  Primus Maintenance
                                       ---------------------------          Price                 Percentage      Fee Percentage
                                       Operating       Database
                                       System
-----------------------------------------------------------------------------------------------------------------------------------
Primus Products                           Windows
SolutionSeries(TM)        English         NT             No            [Yen]2,400,000                 40%                50%
Server                                    &              limitation/3/
SolutionExplorer(TM)      English         Sun                          [Yen]  480,000                 40%                50%
SolutionPublisher(R)      English         Solaris/3/                   [Yen]  270,000                 40%                50%
------------------------------------------------------------------------------------------------------------------------------------

Primus Products                           Windows
SolutionSeries(TM)        English         NT             No                US $25,000                 40%                50%
Server                                    &              limitation/3/
SolutionExplorer(TM)      English         Sun                              US $4,995                  40%                50%
SolutionPublisher(R)      English         Solaris/3/                       US $47,375                 40%                50%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------
Product                    Language            Platform               Distributor's Resale   Software Royalty  Primus Maintenance
                                       ---------------------------          Price                 Percentage      Fee Percentage
                                       Operating       Database
                                       System
-----------------------------------------------------------------------------------------------------------------------------------
Upstream Supplier
Products
-----------------------------------------------------------------------------------------------------------------------------------
Seagate Crystal Info      English      Windows NT       N/A                  TBD                     TBD                  TBD
V.6
------------------------------------------------------------------------------------------------------------------------------------
KBI Total Product         English                        N/A                 TBD                     TBD                  TBD
Support Suite
------------------------------------------------------------------------------------------------------------------------------------
Note 3:  So long as Primus markets them to its own customers
Note 4:  Distributor may provide one SolutionSeries Server to each of its customers at no charge, and without incurring royalty obligations to Primus
Note 5:  Per concurrent user
Note 6:  Per pack of 25 concurrent user

Table C  Services Fees
 -----------------------------------------------------------------------------------------------------------------------------------
Service Description                Location      Fee per Labor Day (US $)     Distributor's Discount            Effective Period
                                                                                  From Applicable            Start Date    End Date
                                                                                    List Price
-----------------------------------------------------------------------------------------------------------------------------------
Primus Services
-----------------------------------------------------------------------------------------------------------------------------------
Sales Training                         Seattle        Applicable List Price             0%                 Effective      First
                                                                                                             Date       Anniversary
                                                                                                                        Effective
                                                                                                                          Date
---------------------------------------------------------------------------------------------------
Certification--Client Services         Seattle        Applicable List Price             0%
---------------------------------------------------------------------------------------------------
Certification--Technical Support       Seattle        Applicable List Price             0%
---------------------------------------------------------------------------------------------------
Client Services                       United States   Applicable List Price             0%
-----------------------------------------------------------------------------------------------------------------------------------

Table D  Distributor's Performance
--------------------------------------------------------------------------------------------------------------------------------
Products                   Net Revenues    Qualified Sales    Qualified     Qualified     Marketing         Effective Period
                                                                                                         -----------------------
                              (US $)           Persons       Consultants   Technicians   Funds (US $)    Start Date     End Date
--------------------------------------------------------------------------------------------------------------------------------
SolutionSeries Server,
SolutionExplorer and                                                                                     Effective     12/31/99
SolutionPublisher              818,000         2                2             1             N/A            Date
products
--------------------------------------------------------------------------------------------------------------------------------
Table E  Referral Fees
------------------------------------------------------------------------------------------------------------------------------------
Products                                     Referral Percentage                                     Effective Period
                                                                                          ------------------------------------------
                                                                                           Start Date                  End Date
------------------------------------------------------------------------------------------------------------------------------------

Primus Products                                       10%                                                       First Anniversary of
----------------------------------------------------------------------------------------   Effective Date         Effective Date
Seagate Products                                      10%
----------------------------------------------------------------------------------------
KBI Products                                          10%
------------------------------------------------------------------------------------------------------------------------------------

Section 1.  Definitions

For purposes of this Agreement, the following capitalized phrases shall be ascribed the following meanings:

1.1  "Affiliate" means a Person in which another Person (i) owns equity
      ---------
possessing at least fifty percent (50%) of the equity interest, or (ii) controls equity possessing at least twenty percent (20%) of the total combined voting power of all classes of equity entitled to vote.

1.2  "Applicable List Price" means Primus' then current list prices for the
      ---------------------
Territory, as notified by Primus to Distributor from time to time, for: (i) the Software; (ii) the provision of technical support services and Updates; and
(iii) any sales training, certification or client services provided by Primus (except to the extent specified otherwise in Table C).

1.3  "Confidential Information Agreement" means Primus' standard form Bilateral
      ----------------------------------
Non-Disclosure Agreement, a copy of which is attached to this Agreement as
Schedule 1. "Confidential Information" shall have the meaning ascribed to it in
             ------------------------
such agreement.

1.4  "Distribution Term" means the period specified in Table A for each Software
      -----------------
product, and during which Distributor and its Sub-Distributors may exercise the rights granted to Distributor under Section 2. Primus or Distributor may terminate the Distribution Term as described in Section 10.

1.5  "Documentation" means the Software user, system administrator and technical
      -------------
manuals and other documentation, including additional, updated or revised documentation, if any, that Primus provides to Distributor.

1.6  "End User" means any Person that acquires a license to use the Software for
      --------
production end user purposes, and not for redistribution, and that has executed a License Agreement with Distributor or a Sub-Distributor.

1.7  "End User Maintenance" means the provision to End Users of technical
      --------------------
support services with respect to the Software, and the distribution of Updates to End Users by Distributor or any sub-distributors, all in accordance with the provisions of the Support and Maintenance Agreement. "End User Maintenance fees" means the fees payable to Distributor by End Users for End User Maintenance.

1.8  "Evaluation Agreement" means a form of software evaluation agreement that
      --------------------
is identical in all material respects to Primus' then current standard evaluation license agreement for the Territory, the current form of which is attached to this Agreement in Schedule 2. Primus may change the current form of evaluation license agreement from time to time and at any time, upon prior written notice to Distributor.

1.9  "Evaluator" means any Person that acquires a license to evaluate the
      ---------
Software and that has executed an Evaluation Agreement.

1.10  "Exclusive Software" means the Software specified in Table A as being
       ------------------
subject to Distributor's exclusive distribution rights in the specified
Territory.

1.11  "Initial Software" means the first version of each Software product that
       ----------------
Primus delivers to Distributor pursuant to this Agreement, together with any modifications thereof delivered to remedy any non-compliance with the warranties under Sections 9.3.1-9.3.3.

1.12  "License Agreement" means a form of software license agreement that is
       -----------------
identical in all material respects to Primus' then current standard end user license agreement for the Territory, the current form of which is attached to this Agreement in Schedule 2. Primus may change the current form of end user license agreement from time to time and at any time, upon prior written notice to Distributor.

1.13  "Net Revenue" means the amount of Software license and Primus Maintenance
       -----------
fees actually paid by Distributor to Primus under this Agreement and recognized by Primus as revenue in accordance with United States "Generally Accepted Accounting Principles", exclusive of shipping charges, customs, import and export duties, value added taxes and other sales taxes, and duties.

1.14  "New Software" means any versions of the Software delivered to Distributor
       ------------
by Primus other than the Initial Software.

1.15  "Non-Exclusive Software" means the Software specified in Table A as being
       ----------------------
subject to Distributor's non-exclusive distribution rights.

1.16  "Performance Goals" is defined in Section 3.1.1.
       -----------------

1.17  "Person" means any individual, partnership, company, corporation, trust,
       ------
association or other entity or organization whatsoever.

1.18  "Primus Maintenance" means Primus' provision of support and maintenance to
       ------------------
Distributor, namely Secondline Support and Updates. Primus Maintenance fees means the fees payable to Primus by Distributor for Primus Maintenance.

1.19  "Primus Software" means the object code version of Primus' computer
       ---------------
software programs (including any third party products licensed by Primus and embedded in Primus' computer programs) identified in Table A as Primus products.

1.20  "Qualified Consultant" means a client services consultant employed by
       --------------------
Distributor who has completed a Primus client services certification course within the past twelve (12) months.

1.21  "Qualified Sales Person" means a sales person employed by Distributor who
       ----------------------
has completed a Primus sales training course within the past twelve (12) months.

1.22  "Qualified Technician" means a technical support analyst employed by
       --------------------
Distributor who has completed a Primus technical support certification course within the past twelve (12) months.

1.23  "Secondline Support" means Primus' obligations to provide technical
       ------------------
support to Distributor's technical support organization, as more particularly described in Schedule 3.

1.24  "Software" means all or any portion of (i) the Primus Software, (ii) the
       --------
Upstream Supplier Software, and (iii) any Updates.

1.25  "Sub-Distributor" means any Person that distributes computer hardware or
       ---------------
software, or that provides related services, and that has executed a Sub-Distribution Agreement with Distributor either (i) to make the Software and Documentation available to End Users in conjunction with such Person's other products or services, or (ii) to distribute the Primus Software and the Upstream Supplier Software and Documentation on a stand-alone basis.

1.26  "Sub-Distribution Agreement" means a written agreement between Distributor
       --------------------------
and each Sub-Distributor that provides the Sub-Distributor with certain sub-licensing rights to the Software and Documentation, which rights shall not exceed those granted to Distributor by Primus under this Agreement.

1.27  "Support and Maintenance Agreement" means a form of end user support and
       ---------------------------------
maintenance agreement that is identical in all material respects to Primus' then current standard end user support and maintenance agreement for the Territory, the current form of which is attached to this Agreement in Schedule 2. Primus may change the current form of end user support and maintenance agreement from time to time and at any time, upon prior written notice to Distributor.

1.28  "Term" means the term of this Agreement, as more fully described in
       ----
Section 10.

1.29  "Territory" means the geographic area specified in Table A.
       ---------

1.30  "Trademarks" means: (i) Primus' trademarks Primus, SolutionSeries,
       ----------
SolutionBuilder, SolutionExplorer, SolutionPublisher and their associated logos;
(ii) any applicable Upstream Supplier Trademarks; and (iii) and any and all other trademarks and/or service marks that Primus may use and approve in writing for use by Distributor in connection with the Software.

1.31  "Updates" means new releases, major releases and maintenance releases of
       -------
the Software which Primus or the applicable Upstream Supplier does not designate as different products for which it charges separately

1.32  "Upstream Supplier" means a third party that has granted Primus a license
       -----------------
to distribute and sub-license products developed by the third party (or its licensors).

1.33  "Upstream Supplier Software" means the object code version of any Upstream
       --------------------------
Supplier's computer software programs (including any third party products licensed by the Upstream Supplier and embedded in such computer programs) identified in Table A as Upstream Supplier products.

1.34  "Web Access Customers" means the end user customers of any End User who
       --------------------
access the server portions of the Software via the World Wide Web using a browser interface, to retrieve information from (but not contribute information to) the End User's database.

1.35  Tables. References to Tables include any subsequent Tables (numbered A-1,
      ------
A-2 and so forth) to which both of the parties agree in writing.

Section 2.  Appointment as Distributor

2.1  Appointment. Subject to the provisions of this Agreement, Primus hereby
     -----------
appoints Distributor, for the duration of the Distribution Term and throughout the world, as a distributor for the marketing, distribution and sub-licensing of the Software to Persons whose head offices are located in the Territory. The appointment shall be exclusive with respect to the Exclusive Software, and non-exclusive with respect to the Non-Exclusive Software. Distributor hereby accepts such appointment.

2.2  License Grants. Subject to the provisions of this Agreement, Primus hereby
     --------------
grants to Distributor, and Distributor hereby accepts:

     2.2.1 Marketing and Distribution: A limited, worldwide, non-transferable license, with limited right to sub-license to Sub-Distributors, throughout the Distribution Term, to (i) promote, market and demonstrate the Software and Documentation to Persons whose head offices are located in the Territory, and
(ii) distribute the Software and Documentation throughout the Territory to End-Users and Evaluators whose head offices are located in the Territory. The foregoing license shall be an exclusive license with respect to the

Exclusive Software and related Documentation (subject to Section 2.2.5 below), and a non-exclusive license with respect to the Non-Exclusive Software and related Documentation.

     2.2.2 Right To Sub-License To End-Users and Evaluators: A limited, worldwide, non-transferable license, with limited right to sub-license to Sub-Distributors, throughout the Distribution Term, to sub-license the Software and Documentation to End-Users and Evaluators whose head offices are located in the Territory. The foregoing license shall be an exclusive license with respect to the Exclusive Software and related Documentation (subject to Section 2.2.5 below), and a Semi-Exclusive license with respect to the Semi-Exclusive Software and related Documentation, and a non-exclusive license with respect to the Non-Exclusive Software.

     2.2.3 Internal Use: A limited, worldwide, non-exclusive, non-transferable license to reproduce, distribute and use the Software and Documentation for Distributor's internal, non-production purposes during the Term, solely to the extent reasonably necessary to enable Distributor to (i) promote, market and demonstrate the Software, (ii) become familiar with the Software for purposes of providing End User Maintenance to End Users and Evaluators, and (iii) make back-up and archival copies.

     2.2.4 Limitations on Exclusivity. Notwithstanding any provision of this Agreement to the contrary, the grants from Primus to Distributor contained in
Section 2.1 and this Section 2.2 shall not be deemed to prohibit:

         (i) the sub-licensing of the Software to an end user located within the Territory by a Person located outside the Territory, provided that: (a) such Person is authorized by Primus to license Software to its own Affiliates, and the End User located in the Territory is an Affiliate of such Person, (b) such Person is offering Software in combination with other products on an OEM or VAR basis as an authorized distributor of Primus, or (c) the end user is a Web Access Customer;

         (ii) an End User's providing a Person located outside the Territory with access to the server portions of the Software, provided that: (a) the server on which the server portions of the Software are installed is under the custody and control of the End User, and (b) such Person is either (x) an Affiliate of the End User and is bound by the terms of the End User's License Agreement, or (y) is a Web Access Customer of the End User;

         (iii) the promotion and marketing of the Software via the Internet and on the World Wide Web by Primus or any licensor, licensee or sub-licensee of Primus.

2.3  Reservation. Primus reserves all rights to the Software, Documentation and
     -----------
Confidential Information of Primus not expressly included in the scope of the grant of rights to Distributor in this Agreement. Without limiting the generality of the foregoing, Distributor shall use the Software only for the purposes specified in Section 2.2 and in accordance with the following:

     2.3.1 Modifications, Combinations and Translations. Without Primus' specific, prior written consent, which Primus may provide or withhold in its sole and absolute discretion, Distributor may not: (i) modify or create derivatives of the Software or the Documentation; (ii) incorporate the Software into any other computer software program; or (iii) translate any of the Software or the Documentation. Primus may condition its consent upon Distributor's written agreement to such commercial terms respecting (a) Distributor's compensation for its efforts, and (b) technical specifications, as are mutually acceptable to each of Primus and Distributor.

     2.3.2 Ownership of Derivatives. Any modifications, translations or other derivative works made to or derived from the Software or Documentation by Distributor or any Person given access to the Software by Distributor, and all related intellectual property rights (collectively, "Derivatives"), shall be deemed to be work made for hire on behalf of Primus, and Primus shall be the sole owner of all right, title and interest in and to such Derivatives. To the extent that ownership of any Derivative does not vest in Primus by operation of law, Distributor hereby assigns, and shall ensure assignment of all right, title and interest in and to such Derivative to Primus. Upon request by Primus, and at Primus' reasonable expense, Distributor shall execute all such written agreements and instruments, and take all such other action as may be necessary to perfect Primus' title in and to any Derivative. Nothing in this Section 2.3.2 shall be deemed to provide Primus with ownership rights in (i) products owned by Distributor or its other licensors, and which Distributor combines with the Software or the Documentation, or (ii) any know-how of Distributor that Distributor uses to create any Derivative, except to the extent that such know-how relates solely to the Software or Documentation.

     2.3.3 Media. Unless Distributor first obtains Primus' prior written consent, not to be unreasonably withheld, Distributor may only distribute the Software to End-Users and Evaluators on CD-ROM or magnetic disk.

     2.3.4 Appointment of Sub-Distributors. Before appointing any Sub-Distributor, Distributor shall obtain Primus' written approval (not to be unreasonably withheld) to an accurate English translation of Distributor's proposed model Sub-Distribution Agreement (the "Model Agreement"). Subject to Distributor's obtaining such approval, the initial Sub-Distributors shall be the Persons listed in Schedule 4. Distributor may not appoint any other Sub-Distributors without obtaining Primus' prior written approval (not to be unreasonably withheld). Distributor's request for approval shall contain, at a minimum: (a) the name and a description of the proposed Sub-Distributor; and (b) an accurate English translation of the proposed Sub-Distribution Agreement, marked to show changes from the Model Agreement. Distributor shall ensure that:
(i) Distributor may unilaterally terminate all Sub-Distributor appointments and associated license rights upon termination of the Distribution Term, in each case without any liability on the part of Primus; (ii) Sub-Distributors shall have no right to appoint sub-distributors; (iii) the relevant Sub-Distribution Agreement permits Distributor's assignment of the Sub-Distribution Agreement to Primus or its nominee; (iv) each Sub-Distributor complies with the obligations of Distributor under this Agreement, as though such obligations applied directly to the Sub-Distributor; and (v) Primus is a third-party beneficiary of Distributor's rights with respect to each of its Sub-Distributors.

     2.3.5 No Conveyance of Ownership; Trade Secrets. This Agreement does not convey any ownership of the Software or Documentation or any media on which the Software or Documentation is stored, but only the right to transfer possession. Title to copies of the Software and the Documentation distributed under this Agreement shall remain with Primus at all times. Distributor acknowledges that the Software, the Documentation and Primus' Confidential Information constitute trade secrets and are the valuable property of Primus and its licensors, and that the Software and Documentation are protected by copyright and trademark rights.

     2.3.6 Reverse Engineering. Except to the extent (if any) permitted by applicable law, Distributor shall not decompile, or create or attempt to create, by reverse engineering or otherwise, the source code from the object code supplied under this Agreement.

     2.3.7 Future Rights to Acquire Software. Distributor shall not grant to any Person any option to sub-license the Software that can be exercised after expiration of the Distribution Term.

     2.3.8 Service Bureau. Distributor shall not rent or lease the Software, and shall not use or distribute the Software to operate a service bureau or similar service.

Section 3.  Distributor's Obligations

3.1  Sales Efforts. Throughout the Distribution Term, Distributor shall use its
     -------------
best efforts to solicit orders from responsible and credit-worthy End Users located in the Territory, for the licensing of the Software and the provision of End User Maintenance. Without limiting the generality of the foregoing, throughout the Distribution Term:

     3.1.1 Performance Goals. Distributor shall use all commercially reasonable efforts to: (i) generate Net Revenues in excess of those specified in Table D;
(ii) ensure that sufficient employees of Distributor have attended Primus' sales training, consulting and technical support certification courses, such that Distributor employs no fewer than the number of Qualified Sales Persons, Qualified Consultants and Qualified Technicians specified in Table D throughout the Distribution Term; and (iii) invest not less than the amount specified in Table D as marketing funds in the marketing and promotion of the Software (collectively, the "Performance Goals"). Without limiting Primus' other remedies, if Distributor fails to meet any of the Performance Goals, then Primus may, after consultation with Distributor, but in Primus' sole and absolute discretion, change any exclusive appointment or license grant to a non-exclusive appointment or license grant.

     3.1.2 Marketing Activities. Distributor shall: (i) engage in market research for the purpose of identifying optimum marketing and distribution strategies in the Territory; (ii) advise Primus of all such measures as are necessary for the localization of the Software; (iii) market and promote the Software in the Territory, using the Trademarks; (iv) coordinate sales, services and technical support training programs with Primus; (v) establish, train and maintain a sales and services network with respect to the Software and (vi) ensure that only Qualified Consultants and Qualified Technicians provide deployment, technical support and other consulting services related to Primus' products.

     3.1.3 Marketing Practices. Distributor shall avoid deceptive, misleading or unethical practices that are or might be detrimental to Primus, its licensors, or the Software, and shall conduct all activities under the Agreement so as to maintain and support the reputation of Primus and Primus' products and services.

     3.1.4 Warranties. Distributor shall not make any representations or warranties to any Person on behalf of Primus or Primus' licensors, nor assign any representations or warranties that Primus makes to Distributor under this Agreement to any Person. Distributor may provide its own warranties to End Users with respect to the Software, but shall ensure that such warranties (and any related remedies) do not exceed those provided by Primus to Distributor under this Agreement.

3.2  End User Maintenance. Throughout the Distribution Term, Distributor or
     --------------------
Distributor's qualified sub-contractor, at Distributor's sole expense, shall provide End Users with End User Maintenance.

3.3  Client Services. Throughout the Distribution Term, Distributor or
     ---------------
Distributor's qualified sub-contractor, at Distributor's sole expense, shall provide End Users and Evaluators with such Software installation, implementation and training services as are reasonably necessary to enable the End User or Evaluator to use the Software successfully. Distributor shall use its commercially reasonable efforts to obtain metrics from each End User regarding the End User's use of, and success with the Software, and shall provide such metrics to Primus. Primus shall provide Distributor with recommendations as to the scope and nature of such metrics.

3.4  Agreements with Third Parties.
     -----------------------------
     3.4.1 License, Support and Maintenance, and Evaluation Agreements. Distributor shall not (i) distribute any Software or Documentation to End Users, nor (ii) provide any End User with End User Maintenance, except under a valid License Agreement and Support and Maintenance Agreement, respectively, executed by the End User. Distributor shall comply with its obligations under all such Agreements. Distributor shall ensure that all End Users comply with their obligations under all such Agreements.

     3.4.2 Evaluation Agreements. Distributor may order a reasonable number of copies of the Software and Documentation from Primus, for supervised demonstration and customer evaluation purposes. Distributor shall not distribute any Software or Documentation to Evaluators except under a valid Evaluation Agreement executed by the Evaluator. Distributor shall not be required to pay Software license fees or Primus Maintenance fees for Software distributed pursuant to an Evaluation Agreement; provided always that Distributor does not permit any evaluation to extend beyond thirty (30) days without Primus' prior written consent, not to be unreasonably withheld. Distributor shall ensure that all Evaluators comply with their obligations under all such Agreements.

     3.4.3 Execution of Agreements. Distributor shall execute agreements with Sub-Distributors, End Users and Evaluators only in its own name (and not that of Primus). Distributor shall provide Primus with an accurate summary in English of all License Agreements, Support and Maintenance Agreements and Sub-Distribution Agreements executed by End Users or Sub-Distributors promptly after their execution, containing at a minimum the information required to be entered in each table of the License Agreement and the Support and Maintenance Agreement.

     3.4.4 Modifications to Agreements. Distributor may not modify the License Agreement or the Support and Maintenance Agreement except as specified in this
Section 3.4.4.

           (i) Material Changes. Distributor may make material changes to the License Agreement or the Support and Maintenance Agreement, with Primus' prior written approval, not to be unreasonably withheld or delayed. To obtain such approval, Distributor shall submit an accurate English translation of the proposed changes to Primus. To the extent that Primus has not responded to Distributor concerning the proposed changes within five (5) business days, the submitted changes shall be deemed approved by Primus.

           (ii) Immaterial Changes. Distributor may make immaterial changes to the License Agreement and the Support and Maintenance Agreement at any time without any obligation to obtain Primus' prior approval; provided always, however, that Distributor shall defend, indemnify and hold Primus harmless from and against any and all claims, loss, liability, damages and expense (including attorneys and other expert's fees) incurred by Primus in consequence of such changes. Distributor shall notify Primus of such changes when made.

3.5  Transactions Outside the Territory. If Distributor becomes aware that a
     ----------------------------------
customer may require any Software outside the Territory, and if the exception to territorial restriction specified in Section 2.2.4(ii) does not apply, then Distributor shall promptly notify Primus.

3.6  Reports. Throughout the Distribution Term, Distributor shall: (i) provide
     -------
Primus with the plans, forecasts and reports, in English (collectively, "Reports"), specified in this Section 3.6; (ii) ensure that each Report contains the minimum information reasonably requested by Primus; and (iii) use all commercially reasonable efforts to ensure the accuracy of each Report.

     3.6.1 Annual Business Plan. On or before October 15 of each year of the Distribution Term, Distributor shall provide Primus with an annual business plan (based on a December 31 year end) for the distribution of the Software and the provision of End User Maintenance by Distributor and Sub-Distributors in the Territory.

     3.6.2 Monthly Forecasts. On or before the fifth (5th) day of each calendar month, Distributor shall provide Primus with a quarterly forecast for the current month and subsequent two (2) months, for the sub-licensing of the Software and provision of End User Maintenance in the Territory.

     3.6.3 Monthly Reports. On or before the fifteenth (15th) day of each calendar month, Distributor shall provide Primus with a report specifying: (i) the sub-licensing of the Software and provision of End User Maintenance to End Users in the Territory for the calendar month last ended: (ii) the status of all Evaluation Agreements in effect in the Territory for the calendar month last ended, and the related evaluations by potential customers; and (iii) metrics regarding use of the Software by End Users.

3.7  Accounting. Throughout the Term and until the sixth (6th) anniversary of
     ----------
its termination, Distributor shall keep complete and accurate records clearly showing: (i) in accordance with Japanese generally accepted accounting principles and on a consistent basis, all revenues arising out of the distribution of the Software and the provision of End User Maintenance by Distributor and the Sub-Distributors; (ii) all amounts payable to Primus under this Agreement; and (iii) the location, model name, and serial number of all servers on which the Software distributed by Distributor or any Sub-Distributor is installed. Such records, and those specified below, are collectively referred to in this section as "Distribution Records".

     3.7.1 Records. For each License Agreement, Support and Maintenance Agreement and Sub-Distribution Agreement executed, the Distribution Records shall include at a minimum: (i) the name and address of the End User or Sub-Distributor; (ii) the dates of shipment; (iii) a copy of each such Agreement, and each purchase order and invoice, including all amendments and exhibits; (iv) records of revenues received and receivable in respect of End User Maintenance and the period to which such End User Maintenance revenues apply; and (v) in the case of Sub-Distributors only, a copy of each monthly Sub-Distributors' revenue report to Distributor.

     3.7.2 Audit Rights. Within ten (10) days of Primus' written request, Distributor shall provide accurate copies of the requested Distribution Records or any requested information contained in the Distribution Records to Primus in English; provided, however, that Primus may request such information no more frequently than once per quarter. Upon ten (10) days prior written notice, Primus may inspect, audit, and copy the Distribution Records and access the servers on which the Software is installed, at any time during the regular business hours of the user thereof, but only for the purposes of determining that (i) Primus has been properly paid all fees to which it is entitled under this Agreement, and (ii) no infringement of Primus' intellectual property rights with respect to the Software, the Documentation or the Trademarks has occurred. Unless an audit discloses a material discrepancy in favor of Distributor or any of its sub-distributors, Primus may exercise such audit rights no more than once during any twelve (12) month period. In the event of any understatement of any Software license fees or Primus Maintenance fees due to Primus, Distributor shall promptly pay such fees at the Applicable List Price, and Primus will extend this Agreement to correct any such deficiency. This remedy and Primus' acceptance of any payment shall be without prejudice to any additional rights or remedies of Primus under this Agreement or applicable law.

     3.7.3 Log Files. Upon written request by Primus, Distributor shall transmit to Primus a current, complete and correct copy of the log file for each server on which the Software is installed; provided, however, that unless review of a log file has indicated additional fees are due to Primus, Primus may not request a copy of any one log file more frequently than once a year.

3.8  Governmental Compliance.
     -----------------------

     3.8.1 Regulatory Approvals. Distributor shall obtain and maintain all licenses, permits, certificates and authorizations required to perform its obligations under this Agreement, including without limitation those required for: (i) Distributor's appointment and performance as distributor and licensee of Primus, and that of any Sub-Distributors; and (ii) the import of the Software and Documentation into the Territory. All regulatory and other approvals which are obtained for the Software by Distributor shall be obtained on behalf of Primus and for Primus' sole benefit. Distributor represents that no regulatory approvals which have not already been obtained by Primus and/or Distributor are presently required for licensing and distribution of the Software in the Territory.

     3.8.2 US Export Control. Distributor shall comply with all then applicable US export control laws and regulations in connection with its distribution of the Software and Documentation, and the disclosure of any technical information related thereto.

     3.8.3 U.S. Foreign Corrupt Practices Act. Distributor shall comply with the requirements of the U.S. Foreign Corrupt Practices Act ("FCPA"), and shall not take nor omit to take, directly or indirectly, any action that might cause Primus to be in violation of the FCPA.

     3.8.4 Foreign Exchange Controls. Distributor shall be solely responsible for compliance with any foreign exchange controls affecting the Territory.

3.9  Primus' Intellectual Property Rights.
     ------------------------------------

     3.9.1 Primus' Ownership. Distributor shall not represent to any Person that it has any ownership interest in the Software, Documentation, Trademarks or Primus' Confidential Information. Distributor acknowledges that no action by it or on its behalf shall create in Distributor's favor any right, title or interest in or to the Software, Documentation, Trademarks, and/or Primus' Confidential Information, or in any registrations, filings, renewal or enforcement rights of Primus pertaining to them.

     3.9.2 Notice of Third Party Infringement. Distributor shall promptly advise Primus of any suspected or actual infringements of Primus' intellectual property rights of which Distributor becomes aware. Distributor shall cooperate with and assist Primus, at Primus' reasonable expense, in any action undertaken by Primus against any suspected infringement by third parties.

     3.9.3 Notice by Primus. Distributor shall not market, display, reproduce, distribute, sub-license or use the Software or Documentation for a period of three (3) months commencing on Primus' notice to Distributor that Distributor should cease use or distribution of the Software due to an infringement claim.

     3.9.4 Intellectual Property Rights Registration. Distributor shall, at Primus' reasonable expense, provide Primus with all assistance reasonably required by Primus to register Primus throughout the Territory as the owner of Primus' intellectual property rights with respect to the Software and the Documentation, including without limitation the Trademarks.

3.10  Costs and Expenses. Distributor shall bear and be liable for all costs and
      ------------------
expenses that it initiates or incurs in fulfilling its obligations under this Agreement, except as otherwise expressly specified in a written agreement executed by both parties.

Section 4.  Primus' Obligations

4.1  Training. Following execution of this Agreement, and at such other times
     --------
during the Distribution Term as Primus reasonably determines (for example, upon Primus' release of a significant Update), Primus shall provide the training to Distributor and Sub-Distributors as specified below, at Primus' then current rates for such services at locations mutually acceptable to both parties, or, to the extent indicated in Table C, at the rates, discounts and locations specified in Table C:

     4.1.1 Sales Training. Primus shall provide such sales and pre-sales information and training as Primus reasonably determines necessary, after consultation with Distributor, for the promotion, marketing and demonstration of the Software by Distributor.

     4.1.2 Certification Training. Primus shall provide such product certification training (covering client services and technical support skills for the Software) as Primus reasonably determines necessary, after consultation with Distributor.

4.2  Updates. During the Distribution Term, Primus shall (i) provide Distributor
     -------
with reasonable prior notice concerning the release of all Updates, and (ii) provide Distributor with Updates if and when they are generally available for commercial release in the Territory. Distributor shall not entitle any End User to any Updates until the Update is generally available for commercial release.

4.3  Secondline Support. During the Distribution Term, Primus shall provide
     ------------------
Distributor with Secondline Support. Primus shall have no obligation to directly support End Users or Sub-Distributors. Primus need not provide any other technical support except on a basis acceptable to Primus.

4.4  Marketing Materials. During the Distribution Term, Primus shall provide
     -------------------
Distributor with initial copies of Primus' marketing materials and price lists applicable to the promotion, marketing and distribution of the Software in the Territory, together with any updates created by Primus. Distributor shall be responsible for the costs of reproducing any such materials.

4.5  Referrals. During the Distribution Term, to the extent that Distributor has
     ---------
exclusive rights as Primus' distributor of the Software, Primus shall forward to Distributor any inquiry or order with respect to the Software that Primus has received, and that originates from the Territory.

Section 5.  Other Obligations Of The Parties

5.1  Tax Structuring. Throughout the Distribution Term, Primus and Distributor
     ---------------
shall consult and work together to determine the most mutually tax-efficient structure for distribution of the Software within the Territory, and for payment of all fees to Primus.

5.2  No Authority. Neither of the parties shall have any authority to bind or
     ------------
act for, or assume any obligation or responsibility on behalf of, the other party, except as such authority may be specifically and expressly delegated in this Agreement. The parties hereto do not intend, and this Agreement shall not be deemed to create a partnership, joint venture, franchise, employment or other relationship between them.

5.3  Confidential Information. Each of the parties shall comply with the
     ------------------------
provisions of the Confidential Information Agreement.

Section 6.  Ordering and Shipment

6.1  Order Submission. Distributor shall order Software and Documentation from
     ----------------
Primus by delivering to Primus: (i) a Distributor purchase order, substantially in the form attached as Exhibit A; and (ii) a copy of a valid End User purchase order issued to Distributor or any Sub-Distributor; (iii) if applicable, any Sub-Distributor purchase order; and (iv) the License Agreement and Maintenance Agreement executed by the End-User. Sub-Distributors and End Users may not order Software or Documentation directly from Primus.

6.2  Order Acceptance. Primus shall accept all reasonable orders from
     ----------------
Distributor for Software and Documentation that are in accordance with the terms of this Agreement. Distributor may not cancel or amend an order once it has been received by Primus without Primus' prior written consent.

6.3  Delivery. Primus shall deliver orders of Software and Documentation
     --------
accepted by Primus to Distributor FCA Seattle. The trade term "FCA" shall be interpreted in accordance with "Incoterms 1990", as promulgated by the International Chamber of Commerce.

6.4  Customs and Taxes. Distributor shall be responsible for clearing Software
     -----------------
and Documentation through all customs, and shall pay any and all taxes or duties imposed by any governmental authority on (i) the export or import of the Software or Documentation, and (ii) the licensing of the Software within the Territory.

Section 7.  Fees and Payments

Except to the extent expressly stated otherwise in this Agreement, Distributor shall pay Primus royalties as specified in this Section 7 for all Software and Documentation distributed under this Agreement, and shall pay Primus fees for all Primus Maintenance provided under this Agreement, and for all client services provided by Primus to Distributor (including, for example, but without limitation, consulting and educational services).

7.1  Software Royalties. Subject to Section 7.1.1 below, on or before the
     ------------------
thirtieth (30th) day following the end of each calendar quarter (based on a December 31 year end), Distributor shall pay Primus running royalties equal to the "Software Royalty Percentage" of the "Gross Software Revenue" that was "Realized" by Distributor during such quarter.

"Software Royalty Percentage" means the software royalty percentage specified in Table B.

"Gross Software Revenue" means any and all royalties, sublicensing fees and other revenues Realized by Distributor in connection with the distribution or sub-licensing of the Software, together with any damages, interest thereon, and similar monetary awards (other than awards of attorneys' fees) paid by third parties to Distributor or any Affiliate of Distributor in connection with infringement of any intellectual property rights associated with any part of the Software.

"Realized" is defined in Section 7.3.1 below.

     7.1.1 Minimum Software Royalties. With respect to each distribution of the Software under this Agreement, Distributor shall pay Primus minimum royalties equal to the Software Royalty Percentage of "Distributor's Resale Price."

"Distributor's Resale Price" means the list price fees applicable to the Territory for the sub-licensing of Software to Sub-Distributors. The Distributor's Resale Price for the initial Distribution Term is specified in Table B. Primus may modify the Distributor's Resale Price for each subsequent Distribution Term upon not less than thirty (30) days prior written notice to Distributor. Primus may determine the Distributor's Resale Price in its sole discretion, but only after consultation with Distributor.

7.2  Primus Maintenance Fees.  Subject to Section 7.2.1, on or before the
     -----------------------
thirtieth (30th) day following the end of each calendar quarter (based on a December 31 year end), Distributor shall pay Primus fees for Primus Maintenance equal to the "Primus Maintenance Fee Percentage" of the "Gross Maintenance Revenue" Realized by Distributor during such quarter.

"Primus Maintenance Fee Percentage" means the maintenance fee percentage specified in Table B.

"Gross Maintenance Revenue" means any and all fees and other revenues Realized by Distributor in connection with the provision of technical support and Updates to Sub-Distributors, End Users, and any other third parties.

     7.2.1 Minimum Maintenance Fees. Distributor shall pay Primus minimum fees for Primus Maintenance. For purposes of determining the minimum fees, the Gross Maintenance Revenue Realized by Distributor during the relevant quarter shall be deemed to be eighteen percent (18%) of the Distributor's Resale Price for the Software with respect to which Distributor Realizes Gross Software Revenue during the quarter.

7.3  Provisions Relating to Gross Revenue.  For the purposes of this Section 7,
     ------------------------------------
"Gross Revenue" means Gross Software Revenue and Gross Maintenance Revenue.

     7.3.1 Realization of Gross Revenue. Gross Revenue will be deemed to be "Realized" on the first to occur of (i) the date on which any royalties, sublicensing fees, End-User Maintenance fees or other revenues are paid to Distributor; and (ii) the ninetieth (90th) day following the execution of the applicable License Agreement or Support and Maintenance Agreement by an End-User (or any amendment thereto).

     7.3.2 Gross Revenue from Bundled or Promotional Transactions. The Gross Revenue in a unit-priced transaction (e.g., bundled transactions, discount or promotional offers, and the like) involving both (i) the Software or End User Maintenance (or both), and (ii) one or more other products or services provided by Distributor, will be the greater of: (i) Distributor's stand-alone price associated with the Software or the End User Maintenance in transactions involving the Software or End User Maintenance alone; and (ii) the actual revenue realized by Distributor in the unit-priced transaction, prorated between the Software or End User Maintenance (or both) and such other products and services in accordance with their respective stand-alone prices.

     7.3.3 Exclusions from Gross Revenue. Gross Revenue does not include (i) revenues realized by Distributor in connection with the licensing or support and maintenance of separately identified and priced software that is developed, licensed, or otherwise acquired by Distributor which Distributor may combine for distribution purposes with all or part of the Software; or (ii) amounts received by Distributor that are attributable to separately itemized and billed shipping costs and insurance or to sales taxes or similar taxes.

7.4  No Charge for Internal Use and Evaluations. Distributor shall not be
     ------------------------------------------
required to pay Primus Software royalties or fees for Primus Maintenance with respect to: (i) Software that Distributor uses internally pursuant to the internal use license granted under Section 2.2.4; and (ii) Software used by Evaluators; provided always, however, that Distributor does not permit any evaluation to extend beyond thirty (30) days without Primus' prior written consent, not to be unreasonably withheld.

7.5  Splits. If Primus sub-licenses any Software within the Territory as part of
     ------
a transaction involving an End-User whose head office is located outside the Territory, or if Licensee sub-licenses any Software outside the Territory as part of a transaction involving an End User whose head office is located within the Territory, then Primus and Licensee shall split equally between them the Software license fees and support and maintenance fees payable by the End User. In the event of any multiple-territory transaction where Distributor and Primus' other distributors, agents or representatives cannot mutually resolve their respective shares in the compensation arising from the customer order, then Primus may, in its sole and absolute discretion, allocate the Software license fees, End User Maintenance fees, and the responsibility for providing End User Maintenance among them (less, in the case of Distributor, any compensation payable to Primus under this Agreement).

7.4  Referrals. If a customer in the Territory prefers to sub-license Software
     ---------
or purchase services directly from Primus for use in the Territory, and if Distributor's appointment with respect to such Software is non-exclusive, then Distributor shall refer the customer to Primus. If the customer sub-licenses Software from Primus as a direct result of Distributor's activities, and within six (6) months of Distributor's last substantial contact with the customer concerning the Software, then Primus shall pay Distributor a referral fee equal to the "Referral Percentage" of the software license fees recognized in accordance with US generally accepted accounting principles by Primus from such customer in the first year of the sub-license term. "Referral Percentage" means the percentage amount specified in Table E.

7.5  Applicable List Price; Distributor's Discount. The Applicable List Price
     ---------------------------------------------
contains a list of Software license and End User Maintenance fees recommended by Primus for use by Distributor in distributing the Software and providing End User Maintenance in the Territory. If Distributor wishes to sub-license Software or provide End User Maintenance at less than the Applicable List Price, or if Distributor wants to provide any Person with an option to acquire rights to the Software or End User Maintenance at less than the Applicable List Price, then Distributor shall first provide Primus with not less than five (5) business days prior written notice. Notwithstanding any of the foregoing, Distributor shall be under no obligation to sub-license the Software or provide End User Maintenance to End Users at the Applicable List Price, but may price the Software and End User Maintenance in its reasonable discretion.

7.6  Payment Terms. Unless another date is specified in this Agreement, all
     -------------
payments by Distributor to Primus shall be due within thirty (30) days of the date of Primus' invoice. Distributor shall make all payments in United States currency, in readily available funds. Overdue payments shall accrue interest at the lesser of US prime rate on the date of the invoice plus five percent (5%) per annum, or the maximum rate permitted by applicable law. If any sums require conversion into US currency, then the conversion rate shall be that published in the Wall Street Journal for the fifteenth day of the month in which Primus delivers its invoice to Distributor or, if no rate is published for the fifteenth day, the next day on which the rate is published.

7.7  Taxes; Withholding. As between Distributor and Primus, Distributor shall be
     ------------------
solely responsible for any applicable sales, use, or any value added or similar taxes (collectively, "Sales Taxes") payable under, or arising out of or in connection with this Agreement, other than taxes imposed in the United States based upon Primus' income. Any prices, fee schedules or invoices provided by Primus are exclusive of any Sales Taxes, unless specifically stated otherwise. Upon request by Primus, Distributor shall promptly furnish Primus with copies of tax receipts and other documents evidencing the withholding and payment of any local taxes applicable to Primus, so that Primus may file for a tax credit. Distributor shall cooperate with Primus in taking all such steps and filing all such documents as Primus reasonably requests to minimize any such withholding.

Section 8.  Trademark Matters

8.1  License to Use Trademarks. Primus hereby grants Distributor a non-exclusive
     -------------------------
license, with right to sub-license to Sub-Distributors, to use the Trademarks in the Territory during the Distribution Term, solely in connection with: (i) the promotion, marketing, licensing, and distribution of the Software; and (ii) the provision of End User Maintenance and of implementation and training services related to the Software. Primus reserves all other rights to the Trademarks.

8.2  Proprietary Notices; Use of Trademarks; Approval of Promotional Materials.
     -------------------------------------------------------------------------
Distributor shall not remove, obscure or alter any notice of copyright, trade secret, trademark or other proprietary right appearing in or on any Software or Documentation or any related packaging and shall ensure that each copy of all or any portion of the Software or Documentation made by Distributor includes such notices. Distributor shall clearly indicate the ownership of the Trademarks by Primus whenever it uses the Trademarks. Distributor shall comply with the trademark usage guidelines and procedures established by Primus from time to time. Upon request by Primus, Distributor shall provide Primus with an opportunity to inspect and approve any packaging, descriptive or promotional materials pertaining to the Software and Documentation or otherwise containing references to the Trademarks. Distributor may appropriately use its own trademarks and trade names in connection with distributing the Software, subject to Primus' prior written approval. Any goodwill arising out of use of the Trademarks by Distributor or any Sub-Distributor shall inure solely to the benefit of Primus.

8.3  No Infringement. Distributor shall not at any time adopt, use or register
     ---------------
any identical or similar mark or symbol or combination thereof which infringes any of the Trademarks. If Distributor has already done or attempted to do so, directly or indirectly, Distributor shall immediately assign all rights to such mark or symbol to Primus. In no event shall Distributor use the name "Primus" or any of the Trademarks (whether or not registered) except as expressly permitted under this Agreement.

Section 9.  Warranties

9.1 Distributor's Warranties. Distributor represents and warrants to Primus as
    ------------------------
follows:

     9.1.1 Authority. The execution and delivery of this Agreement by Distributor and the performance of the obligations contemplated hereby have been duly and validly authorized by all necessary legal action on its part, and this Agreement is legal, valid and binding against Distributor in accordance with its terms.

     9.1.2 No Default. The execution, delivery and performance of this Agreement by Distributor does not and shall not conflict with any obligation of Distributor under any agreement or instrument to which Distributor is a party or by which it is bound.

     9.1.3 Adequate Resources. Distributor has sufficient resources and experience to properly perform its obligations under this Agreement, and shall commit such resources to its obligations throughout the Term. None of Distributor's executive officers have any actual knowledge of any existing or forthcoming event that may materially adversely affect Distributor's ability or willingness to comply with its obligations under this Agreement.

9.2  Primus' Warranties. Primus represents and warrants to Distributor as
     ------------------
follows:

     9.2.1 Organization and Authority. The execution and delivery of this
           --------------------------
Agreement by Primus and the performance of the obligations of Primus contemplated hereby have been duly and validly authorized by all necessary legal action on its part, and this Agreement is legal, valid and binding against Primus in accordance with its terms.

     9.2.2 No Default. The execution, delivery and performance of this Agreement by Primus does not and shall not conflict with any obligation of Primus under any agreement or instrument to which Primus is a party or by which it is bound.

9.3  Primus Software Warranties.
     --------------------------
     9.3.1 Media. Primus warrants to Distributor that the media on which the Primus Software is delivered by Primus will be free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of shipment by Primus.

     9.3.2 Performance; Year 2000. Primus warrants to Distributor that the Primus Software as delivered by Primus: (i) will perform in all material respects in accordance with the applicable specifications set forth in the applicable Documentation for a period of ninety (90) days beginning on the date of shipment by Primus; and (ii) is "Year 2000 Compliant." Year 2000 Compliant for the purposes of this Section 9.3.2 means that the Primus Software, when used with accurate date data and in accordance with its associated documentation, is capable of properly processing date data from, into and between the twentieth and twenty-first centuries, including the years 1999, 2000 and leap years, provided that all other products (e.g., hardware, software and firm-ware) used with it properly exchange date data with the Primus Soft-ware.

     9.3.3 Infringement. Primus warrants to Distributor that use in accordance with this Agreement of the Primus Software as delivered by does not infringe:
(i) to the best of Primus' knowledge, any valid copyright in any country in the Territory, or (ii) to Primus' actual knowledge, any patent or trademark existing under the laws of any country in the Territory.

     9.3.4 Upstream Supplier Software Warranties. Primus warrants to Distributor that the Upstream Supplier Software, as delivered by Primus to Distributor, will conform to the warranties specified in Schedule 5.

     9.3.5 Bugs and Abatement. Without limiting the foregoing, Primus does not warrant that the Software is free from all bugs, errors, or omissions. The warranties in this Section 9.3 shall automatically abate to the extent that the Software has been damaged, abused, modified, or combined with other software by

Persons other than Primus' authorized employees or representatives, or other than at Primus' express direction.

     9.3.6 Performance Remedy. If any Software fails to comply with the warranties set forth in Sections 9.3.1 and 9.3.2, and paragraphs A.1, A.2 , B.1 and B.2 of Schedule 5, and if Distributor provides written notice of the non-compliance to Primus within five (5) business days of expiration of the warranty period then, except as otherwise specified in Schedule 5, Primus will either repair or, at its option, replace any non-complying media or Software. If Primus is unable to correct the noncompliance within sixty (60) days of receipt of such written notice from Distributor then, except as otherwise specified in Schedule 5, Primus shall, as Distributor's sole remedy, (i), with respect to non-compliant Initial Software, promptly refund all of the Software license fees paid by Distributor for such Software and terminate the Distribution Term with respect to the non-compliant Software, and (ii), with respect to non-compliant New Software, promptly refund all of the most recent annual support and maintenance fees paid by Distributor to Primus and attributable to the development of such New Software, in each case (i) and (ii) in full and final satisfaction of all and any of Distributor's claims arising out of media or Software failure.

     9.3.7 Infringement Remedy. Primus shall defend and indemnify Distributor against any proceeding based upon any failure to satisfy the warranties set forth in Section 9.3.3 and paragraphs A.3 and B.3 of Schedule 5, as Distributor's sole remedy, provided that: (i) Distributor shall notify Primus in writing of any claim of infringement promptly after it has been made; (ii) Primus or its licensors shall have exclusive control over the defense and settlement of the proceeding; (iii) Distributor shall make no admission of liability nor enter into any settlement without the prior written agreement of Primus; (iv) Distributor shall provide such assistance in defense of the proceeding as Primus or its licensors may reasonably request, at Primus' reasonable expense; and (v) Distributor shall comply with any court order or settlement made in connection with the proceeding. If use of the Software is, or in Primus' reasonable opinion is likely to become, the subject of a claim of infringement of any intellectual property right of any third party, then Primus may: (a) procure the continuing right of Distributor to use the Software; (b) replace or modify the Software in a functionally equivalent manner so that it no longer infringes; or (c) except as otherwise specified in Schedule 5, terminate the Distribution Term with respect to the Software subject to the infringement claim and refund to Distributor an amount equal to the depreciated license fees paid by Distributor for such Software (calculated on a straight line basis over a five (5) year life).

     9.3.8 Warranties Repeated For Replacements and New Software. The warranties and other provisions of this Section 9.3 shall be automatically repeated for any modifications of the Software delivered to remedy any non-compliance with the warranties under Sections 9.3.1 and 9.3.2 and for any New Software, in each case upon shipment of the same by Primus to Distributor.

     9.3.9 Disclaimer Of Implied Warranties. Primus makes no representation or warranty in connection with the Software, except as set forth in Sections 9.3.1
9.3.4. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 9.3, AND EXCEPT FOR DEATH OR BODILY INJURY THAT RESULTS FROM PRIMUS' PROVEN WILLFUL MISCONDUCT OR NEGLIGENCE, PRIMUS DISCLAIMS AND DISTRIBUTOR WAIVES AND RELEASES ALL RIGHTS AND REMEDIES OF DISTRIBUTOR, AND ALL WARRANTIES, OBLIGATIONS, AND LIABILITIES OF PRIMUS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY BUG, ERROR, OMISSION, DEFECT, DEFICIENCY, OR NONCONFORMITY IN ANY SOFTWARE OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT OR THE SUPPORT AND MAINTENANCE AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; (C) CLAIM OF INFRINGEMENT; AND (D) STATUTORY REMEDIES.

Section 10.  Term and Termination

10.1  Term. The term of this Agreement shall continue indefinitely unless
      ----
otherwise agreed in a written instrument executed by both parties. Expiration of the Term or of the Distribution Term shall not, in and of themselves, cause the termination of License Agreements with End-Users.

10.2  Distribution Term. Unless sooner terminated pursuant to Sections 10.2.1
      -----------------
and 10.2.2 below, or as provided elsewhere in this Agreement, the Distribution Term shall expire as specified in Table A. The expiring Distribution Term shall automatically renew for succeeding one calendar year periods unless: (i) Distributor has not met or exceeded its Performance Goals; or (ii) either party has notified the other not less than forty-five (45) days prior to expiration of the then current Distribution Term of its desire not to renew the Distribution Term.

     10.2.1 Earlier Termination by Either Party. Either party may immediately terminate the Distribution Term at any time if: (i) any proceedings are commenced by, for or against the other party under any bankruptcy, insolvency or debtor relief law and are not dismissed within thirty (30) days; or (ii) the other party has materially breached its obligations under this Agreement and has not cured such failure within thirty (30) days of notification of the breach by the non-breaching party.

     10.2.2 Earlier Termination by Primus. Primus may immediately terminate the Distribution Term at any time if: (i) Distributor has engaged in the development or distribution of any product which competes with the Software; (ii) Distributor has challenged the validity or exclusivity of any of the intellectual property rights of Primus or its licensors (including without limitation the Trademarks and/or Primus' Confidential Information); or (iii) Distributor has failed to make a payment when due under Section 7 above, and has not cured such failure within ten (10) business days following written notice from Primus.

10.3  Local Termination Liabilities. Primus shall have no liability for early
      -----------------------------
termination of the Distribution Term or of the Term in accordance with the provisions of this Agreement, including without limitation any liability for goodwill that has been established, or for any damages on account of prospective profits or anticipated sales. Distributor waives, and shall ensure that each Sub-Distributor waives any and all rights, claims and causes of action against Primus arising out of any such termination.

Section 11.  Post Termination Obligations

Upon any termination of the Distribution Term:

11.1  Distributorship. Distributor shall immediately: (i) pay Primus any sums
      ---------------
that are outstanding under this Agreement, the due dates of which shall be automatically accelerated to the date of termination; (ii) discontinue any representations that it is an authorized distributor of the Software or of Primus; and (iii) except to the extent required by Distributor to provide End User Maintenance to End Users, permanently delete all copies of any of the Software from the hard drives of all computers in Distributor's possession or under its control, destroy all other media in Distributor's possession or under its control on which any of the Software is stored, certify the same in writing to Primus, and return to Primus all copies of the Documentation and Primus' Confidential Information then in Distributor's possession or under its control.

11.2  Inventory. Primus shall refund to Distributor the fees paid by Distributor
      ---------
for any Documentation and any related packaging that Distributor returns to Primus within thirty (30) days of termination of the Distribution Term or this Agreement, but only to the extent that (i) the Documentation and related packaging is in the same condition as it was when shipped to Distributor, and
(ii) the Documentation and related packaging is for the then current versions of the applicable Software.

11.3  Interim Orders. Primus may (i) reject all or part of any orders received
      --------------
from Distributor after notice but prior to the effective date of termination, or
(ii) require Distributor's performance of any outstanding orders, notwithstanding the fact that delivery dates for such orders may extend beyond the effective date of termination.

11.4  Ongoing Installation Programs. With Primus' prior written consent, not to
      -----------------------------
be unreasonably withheld or delayed, Distributor shall complete all implementation and training programs which, prior to receiving notice of termination, it had agreed to provide to End Users.

11.5  Assignment of Agreements. Distributor shall offer to assign to Primus or
      ------------------------
Primus' designee all License Agreements, Evaluation Agreements, Support and Maintenance Agreements and Sub-Distribution Agreements entered into by Distributor or any Sub-Distributor. To the extent that Primus or its designee accept such assignment:

     11.5.1 Primus' Assumption of Obligations. Primus or its designee shall assume Distributor's obligations: (i) to End Users under License Agreements and Support and Maintenance Agreements, (ii) to Evaluators under Evaluation Agreements, and (iii) to Sub-Distributors under Sub-Distributor Agreements.

     11.5.2 End User Installment Payments. Primus shall pay to Distributor all fees paid to Primus under the assigned agreements by the End User, Evaluator or Sub-Distributor (the "Pre-Assignment Fees"), but only to the extent that Distributor has already paid Primus the fees due under this Agreement for the Software or support and maintenance to which the Pre-Assignment Fees relate.

     11.5.3 End User Prepayments. Distributor shall pay to Primus or Primus' designee the amount representing the unused portion of all End User Maintenance fees that have been prepaid by End Users as of the assignment date, less Primus Maintenance fees for such unused portions that Distributor has already paid to Primus. Unused portions of support and maintenance fees shall be determined by multiplying the total fees for the relevant term (the "Relevant Term") by a fraction, the numerator of which is the number of days of the Relevant Term remaining, and the denominator of which is the total number of days of the Relevant Term.

Section 12.  Indemnification

Distributor shall defend, indemnify and hold Primus harmless from and against any loss, liability, damages or expense (including attorneys' and other experts' fees) incurred by Primus and arising out of: (i) any warranty, representation, indemnity, guarantee or similar assurance, and any related remedy, provided by Distributor or any Sub-Distributor with respect to the Software, the Documentation or the End User Maintenance to the extent that any of them exceed the warranties and remedies provided by Primus to Distributor under Section 9.3 of this Agreement; (ii) any omission or inaccuracy in Distributor's or Sub-Distributor's verbal or written statements, advertisements and promotional materials that relate to Primus, the Software, the Documentation or the End User Maintenance; or (iii) any failure by Distributor or any Sub-Distributor to comply promptly with their obligations under the provisions of this Agreement headed "Governmental Compliance" (Section 3.8) and "Taxes; Withholding." (Section 7.8).

Section 13.  Dispute Resolution and Other Provisions; Schedules

13.1  Dispute Resolution and Other Provisions. Dispute resolution and other
      ---------------------------------------
provisions are contained in Schedule 6.

13.2  Schedules. Each of the Schedules and Exhibits listed below shall be
      ---------
incorporated into and shall for all purposes be deemed a part of this Agreement:

     Schedule 1                                -   Confidential Information
                                                   Agreement
     Schedule 2                                -   End User Agreement Forms
     Schedule 3                                -   Secondline Support
     Schedule 4                                -   Initial Sub-Distributors
     Schedule 5                                -   Upstream Supplier Warranties
     Schedule 6                                -   Dispute Resolution and Other
                                                   Provisions
     Schedule 7                                -   Seagate Products License
                                                   Restrictions
     Exhibit A                                 -   Distributor's Form of
                                                   Purchase Order

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                  Schedule 1
                      Confidential Information Agreement

Insert Current NDA

Primus Contract ID: NDA _________________


                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                      Bilateral Non-Disclosure Agreement

This Bilateral Non-Disclosure Agreement ("Agreement") is made between Primus Knowledge Solutions, Inc. ("Primus"), 1601 Fifth Avenue, Suite 1900, Seattle, Washington 98101 (fax: (206) 292-1825), and the entity identified below, including the legal entity of which it is part (collectively, the "Company").

Company Name: __________________________________

Company Address: _______________________________

                 _______________________________

        Fax No.: _______________________________

Primus and the Company (collectively referred to as the "Parties" and individually referred to as a "Party") have determined to establish terms governing the use and protection of "Confidential Information" (as defined below) that one Party (the "Owner") may disclose to the other Party (the "Recipient"). Therefore, for good and valuable consideration, the receipt and sufficiency of which they each acknowledge, the Parties each agree as specified in the Terms and Conditions below.

EXECUTED as of the date set forth below Primus' signature (the "Effective
Date"):

Company                                Primus Knowledge Solutions, Inc.

Signature:__________________________   By: _____________________________

(Print name)________________________       _____________________________

Title:______________________________   Its:_____________________________

Dated: _____________________________   Dated: __________________________

                              Terms and Conditions

Section 1.  Definitions.

1.1 "Confidential Information" means any and all information disclosed by Owner that is identified as "confidential" or "proprietary," either by legend on written or electronically stored material, or in advance if disclosed verbally. Confidential Information includes, without limitation, research and development, know-how, inventions, trade secrets, software, and market analysis, research, strategies, projections and forecasts. Confidential Information also includes, without limitation, information disclosed by Owner with permission from a third party, and combinations of or with publicly known information where the nature of the combination is not publicly known.

1.1.1 Exceptions. Confidential Information does not include information which:
(a) was publicly known at the time of Owner's communication thereof to Recipient, or which subsequently becomes publicly known through no fault of Recipient;
(b) was in the possession of Recipient prior to its being communicated to Recipient by Owner;
(c) becomes available to Recipient on a non-confidential basis from a source other than Owner, provided that such source is not bound by any obligation of confidentiality to Owner with respect to such information; or
(d) was independently developed by Recipient without reference to the Confidential Information communicated by Owner.

Section 2.  Covenant Not to Disclose.

Recipient shall not use Owner's Confidential Information except for purposes of evaluating, maintaining and furthering a business relationship with Owner. Recipient shall maintain in confidence the Confidential Information received from Owner and shall not directly or indirectly disclose such information to any person or entity except Recipient's employees and consultants, and then only on a need-to-know basis. Recipient shall ensure that such employees and consultants are bound by a written agreement to protect the received Confidential Information from unauthorized use and disclosure. Recipient shall protect Owner's Confidential Information from disclosure to others using the same degree of care that it uses to protect its own most highly confidential information, but in no event less than a reasonable standard of care. Recipient shall not make or distribute any more copies or summaries of Owner's Confidential Information than are necessary to evaluate, maintain and further a business relationship between the Parties, and shall ensure that all such copies or summaries are marked as confidential and the property of Owner.

Section 3.  No Obligation Of Disclosure.

Neither Party shall have any obligation to disclose its Confidential Information to the other. Either Party may, at any time, cease providing its Confidential Information to the other Party, and may require the return of Confidential Information previously disclosed by written notice.

Section 4.  Disclosure Required By Law.

If any applicable law, regulation or court order requires Recipient to disclose any of Owner's Confidential Information, Recipient shall promptly notify Owner in writing prior to making any such disclosure, in order to facilitate Owner's efforts to protect its Confidential Information. In such circumstances, Recipient shall cooperate with

Owner, at Owner's reasonable expense, in seeking and obtaining protection for Owner's Confidential Information.

Section 5.  Title.

Owner shall retain all ownership rights in and to the Confidential Information it discloses to Recipient. No licenses or rights under any patent, trademark, copyright, trade secret or other intellectual property right shall be granted or implied under this Agreement. Neither Party shall be obligated under this Agreement to acquire from or provide to the other Party any service or product.

Section 6.  Termination.

Either Party may terminate this Agreement at any time without cause upon written notice to the other party. All obligations of confidentiality shall survive such termination. Upon termination of this Agreement, Recipient shall promptly return all of Owner's Confidential Information provided to it in tangible form, together with any and all copies and/or summaries, and shall destroy all of Owner's Confidential Information that is electronically stored; provided, however, that each Party's legal department may retain one copy of the Confidential Information in its file solely for the purpose of identifying information designated as "Confidential Information."

Section 7.  Specific Performance.

The Parties acknowledge that Confidential Information is unique and valuable, and that Owner will have no adequate remedy at law if Recipient does not comply with its obligations under this Agreement. Therefore, Owner shall have the right, in addition to any other rights it may have, to obtain in any court of competent jurisdiction temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any obligations of Recipient if Recipient fails to perform any of its obligations under this Agreement.

Section 8.  Miscellaneous.

8.1.     Dispute Resolution.

8.1.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to conflicts of laws principles.

8.1.2 Arbitration. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the parties shall, upon five days notice from either one to the other, submit themselves and the subject-matter of the dispute to arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding.
Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction. Each party shall ensure that any arbitration is conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence. Any arbitration conducted under or in connection with this Agreement shall take place in Seattle, Washington at a time and location to be determined by the arbitrator.

8.1.3 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to:
(i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

8.1.4 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any provision of this Agreement, the substantially prevailing party in such proceeding shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' fees and expenses.

8.2 Waiver; Severability; Invalidity. No waiver of or with respect to any provision of this Agreement, nor consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given. If any provision of this Agreement is held to be invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

8.3 Notices. Any notice or other communication under this Agreement given by either party to the other party shall be deemed to be properly given if given in writing and delivered (i) by nationally recognized private courier (e.g., Federal Express) or (ii) by mail (return receipt requested), properly addressed and stamped with the required postage, to the recipient at the address identified in its signature block to this Agreement. Either party may from time to time change its address by giving the other party notice of the change in accordance with this Section.

8.4 Entire Agreement; Amendments. This Agreement constitutes and embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by the parties.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                  Schedule 2
                           End User Agreement Forms

Insert Primus' current end user forms for resellers

Terms offered are valid only through
                                     --------------

                         PRIMUS KNOWLEDGE SOLUTIONS KK
                          Software License Agreement

This Agreement ("Agreement") is made between Primus Knowledge Solutions KK, a Japanese corporation ("Primus KK"), Ebisu Primue Sq. Tower, 1-1-39 Hiroo, Shibuya-ku, Tokyo, Japan 150 (fax: +81-3-5469-3005) and

Licensee Name:                                ("Licensee")
               ------------------------------
Licensee Address:
                  ---------------------------

                  ---------------------------
         Fax No.:
                  ---------------------------

Primus KK is an authorized Distributor of Primus Knowledge Solutions, Inc., a Washington U.S.A corporation ("Primus"). Licensee wishes to license software from Primus KK that is developed or licensed by Primus, and Primus KK is willing to provide such software, all on the terms and conditions contained in this Agreement and set forth below. Therefore, for good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Primus KK and Licensee agree to be bound by such terms and conditions.

EXECUTED as of the date set forth below Primus KK's signature (the "Effective Date"):

Primus Knowledge Solutions KK          Licensee

By:                                    By:
    ---------------------------------      ---------------------------------

    ---------------------------------      ---------------------------------
Its:                                   Its:
     --------------------------------       --------------------------------
Dated:                                 Dated:
       ------------------------------         ------------------------------

                             Terms and Conditions

Table A -- Product Identification and Fees

                                  # Fee-                     # Authorized    # Authorized                   Fee Per      Software
                                   Based     # Authorized        Users           Users      Distribution  User/Server  License Fees
                       Language   Servers    Workstations    (personal ID)   (concurrent)     Term          (US $)        (US $)
                       --------   -------    ------------    -------------   ------------   ------------  -----------  ------------
Primus
SolutionBuilder/TM/    Japanese      N/A                           N/A             N/A

TOTAL ORDER -- PRODUCT FEES:                                                                                                 US $

Table B -- Payment Terms

                           Payment Date          Payment Amount (US $)
              Total

Table C -- Authorized Server Information

Model #    Serial #     IP Address, Host ID And/Or Disk ID      Licensed Site (Street/City/State/Phone)
-------    --------     ----------------------------------      ---------------------------------------
*          *                                                    *


*  To be provided within 30 days of contract execution

Section 1.  Definitions.

For the purposes of this Agreement, the following capitalized words and phrases shall be ascribed the following meanings:

1.1 "Application Server" means an Authorized Server on which Licensee installs and uses the Software applications.

1.2 "Authorized Server" means the servers of Licensee designated in Table C as Authorized Servers, on which Licensee may use the Server Software at the Licensed Site(s).

1.3 "Authorized User" means any employee or individual independent contractor of Licensee or of Licensee's end-user customers who is authorized by Licensee to use the Software as provided in Sections 2.1 and 2.2.1. The maximum number of Authorized Users is specified in Table A, and in any supplemental Table A's.

  Personal ID Users. Where a number of Authorized Users is specified in Table A as a personal ID user, up to that number of individual Authorized Users to whom Licensee has issued a personal user ID and password linked to their personal user ID may use the applicable Software program by accessing the Authorized Server(s). Licensee shall ensure that only one personal ID is assigned to each individual Authorized User, and that no more than one individual Authorized User uses any one personal user ID and linked password. "Individual" Authorized User means an individual person, and not a corporation, company, partnership or association or other entity or organization.

  Concurrent Users. Where a number of Authorized Users is specified in Table A above as a concurrent user, up to that number of individual Authorized Users may use the applicable Software program on a concurrent user basis by accessing the Authorized Server(s), without regard to the user ID of the individual.

1.4 "Authorized Workstation" means a computer workstation or terminal of an Authorized User with respect to which Licensee has paid a license fee for use of the Client Software. The maximum number of Authorized Workstations is specified in Table A, and in any supplemental Table A's.

1.5 "Client Software" means that portion of the Software that is designated in the Documentation for use on an Authorized Workstation.

1.6 "Confidential Information" means any information disclosed by either party that is marked with "confidential," "proprietary" or a similar legend. Confidential Information may be in tangible form, verbal disclosure that is identified as confidential, or electronic form on any media. Confidential Information does not include information that is or becomes generally available to the public other than by breach of this Agreement or which is or becomes known to the receiving party other than by disclosure by the other party.

1.7 "Database Server" means an Authorized Server on which Licensee stores its data for use with the Primus Software, and with respect to which Licensee has paid Primus KK a license fee for use with the Primus Server Software. A Database Server and an Application Server may be the same server. The maximum number of Database Servers is specified in Table A, and in any supplemental Table A's.

1.8  "Distribution Term" means the term described in Section 7.2.

1.9 "Documentation" means the Software user manuals, training manuals and other documentation, including additional, updated or revised documentation, if any, supplied to Licensee by Primus KK.

1.10 "Fee-Based Server" means a Database Server or an Upstream Supplier Server.

1.11 "Initial Software" means the first versions of the Software delivered to Licensee pursuant to this Agreement, together with any modifications thereof delivered to remedy any non-compliance with the warranties under Sections 6.1,
6.2 and 6.3.

1.12 "License" means the license granted under Section 2.

1.13 "License Term" means the term of the License as specified in Section 7.1

1.14 "Licensed Site(s)" means the location(s) of the Authorized Server(s) specified in Table C.

1.15 "New Software" means any versions of the Software delivered to Licensee by Primus KK pursuant to the Support and Maintenance Agreement. New Software does not include Initial Software.

1.16 "Primus Software" means the Software developed by Primus, as more particularly identified in Table A.

1.17 "Server Software" means that portion of the Software that is designated in the Documentation for use on an Authorized Server.

1.18 "Software" means the object code version of Primus' and any Upstream Supplier's computer programs (including any third party products licensed by Primus and embedded in Primus' computer programs) more fully described in Table A, including any modifications or future releases of such software that Primus KK may provide to Licensee under this Agreement or under the Support and Maintenance Agreement.

1.19 "Support and Maintenance Agreement" means the Support and Maintenance Agreement between Primus KK and Licensee, executed contemporaneously with this Agreement.

1.20 "Trademarks" means Primus' trademarks Primus, SolutionSeries, SolutionBuilder, SolutionExplorer, SolutionPublisher and their associated logos, and any and all other trademarks and/or service marks that Primus KK may use and approve in writing for use by Licensee in connection with the Software.

1.21 "Upstream Supplier Server" means an Authorized Server with respect to which Licensee has paid Primus KK a license fee for use with the Upstream Supplier Software. The maximum number of Upstream Supplier Servers is specified in Table A, and in any supplemental Table A's.

1.22 "Upstream Supplier Software" means the Software sub-licensed by an Upstream Supplier to Primus for distribution by Primus and Primus KK, as more particularly specified in Table A.

1.23 "Upstream Supplier" means a third party that has granted Primus a license to distribute and sub-license products developed by the third party (or its licensors) to Primus KK and to end-users such as Licensee.

Section 2.  Rights To Use Software.

2.1 Grant of License. Subject to the provisions of this Agreement, Primus KK grants to Licensee a non-exclusive, non-transferable license, without right to sub-license, and solely to support products marketed, distributed and/or supported by Licensee in its ordinary course of business, to: (i) during the Distribution Term, (a) reproduce, distribute and install the Server Software at Licensed Sites on the then current number of Authorized Servers, (b) reproduce, distribute and install the Client Software on up to the then current number of Authorized Workstations, and (c) assign personal user IDs and linked passwords, as appropriate, to up to the then current number of individual Authorized Users;
(ii) during the License Term, use and allow Authorized Users to use the Client Software on up to the then current number of Authorized Workstations of Licensee or the Authorized Users; (iii) during the License Term, use and allow up to the then current number of Authorized Users to use the Server Software on Licensee's Authorized Server(s); (iv) during the License Term, (a) use and allow Authorized Users to use the Documentation in conjunction with their use of the Software,
(b) modify the Documentation to the extent permitted under Section 2.2.4(b) below, and (c) make one paper copy of those portions of the Documentation consisting of the Primus Software user manuals for each Authorized Workstation and two paper copies for each Authorized Server; (v) during the License Term, use the Trademarks solely in copies of the Software and Documentation made and distributed in accordance with this Agreement, and (vi) during the License Term, modify the SolutionPublisher and SolutionExplorer Software configuration files, solely to customize the SolutionPublisher and SolutionExplorer Software to Licensee's presentation standards.

2.2 Reservation. All rights to the Software, Documentation, Trademarks and trade secrets of Primus not expressly granted to Licensee in this Agreement are reserved by Primus KK and Primus. Without limiting the generality of the foregoing, Licensee shall use the Software only for the purposes specified in
Section 2.1 and in accordance with the following:

  2.2.1 Authorized Users. Licensee shall ensure that all Authorized Users comply with Sections 2 and 5.7 of this Agreement.

  2.2.2 Location and Relocation of Authorized Servers. Only locations under the direct custody and control of Licensee in countries previously approved in writing by Primus KK shall qualify as Licensed Sites. If Licensee wants to move the Server Software from an Authorized Server to a different server of Licensee or wants to move an Authorized Server with the Server Software to a different Licensed Site, then Licensee must give prior written notice to Primus KK of the desired change and the model, serial number and ID of the new Authorized Server, and the address of the new Licensed Site, as applicable.

  2.2.3 Testing and Back-up Copies. Licensee may reproduce the Software as reasonably necessary for bona fide testing, back-up or archival purposes.

  2.2.4  Modifications.

   (a) Software. Licensee assumes full responsibility for any changes, modifications or improvements to the Software made by any person other than Primus KK or Primus KK's authorized agent, or other than at Primus KK's express direction. Primus KK recommends that Licensee consult with Primus KK prior to making any modifications. Licensee hereby releases Primus KK and Primus from all liability and waives all rights, claims and remedies against Primus KK and Primus, for any and all loss and damages of any kind or nature, to the extent that they arise out of any such changes, modifications or improvements.

   (b) Training Manuals. Licensee may modify only those portions of the Documentation consisting of the Primus Software training manuals, by modifying Primus' generic content standard and process documents as necessary to meet Licensee's internal training needs, provided however, that Primus shall retain and Licensee hereby assigns to Primus all and any ownership rights in and to all such modifications, and provided further, that such modifications shall be deemed to be Documentation under this Agreement, to the effect that Licensee has the same rights to use the modifications as apply to the rest of the Documentation.

  2.2.5 No Conveyance of Ownership; Trade Secrets. This Agreement does not convey to Licensee ownership of the Software or Documentation or any media delivered to Licensee on which the Software is stored, but only the right to use the Software, Documentation and media as provided in this Agreement. Licensee acknowledges that the Software (including without limitation its structure, organization and code), the Documentation and Primus' and Primus KK'ss Confidential Information, and all technical data and information associated therewith constitute trade secrets and are the valuable property of Primus, Primus KK and their licensors and that the Software and Documentation are protected by copyright and trademark rights.

  2.2.6 Trademarks. Licensee shall not remove, obscure or alter any notice of copyright, patent, trade secret, trademark or other proprietary right or disclaimer appearing in or on any Software or Documentation and shall ensure that every copy of all or any portion of the Software and/or Documentation made by Licensee includes such notices. Licensee shall clearly indicate the ownership of the Trademarks by Primus or Primus KK, as applicable, whenever it uses the Trademarks.

  2.2.7 Reverse Engineering. Except to the extent (if any) permitted by applicable law, Licensee shall not decompile, or create or attempt to create, by reverse engineering or otherwise, the source code from the object code supplied hereunder or use it to create a derivative work.

  2.2.8 Service Bureau. Licensee shall not use or distribute any of the Software to operate a service bureau or similar service.

Section 3.  Delivery Of Software.

Primus KK shall deliver to Licensee at Licensee's reasonably designated destination, F.O.B. Primus KK'ss premises in Tokyo: (i) one reproducible master of the Primus Software, and two reproducible masters of those portions of the Documentation consisting of the Primus Software user manuals; and (ii) one set of Documentation for the Upstream Supplier Software, and either (a) one reproducible master of the Upstream Supplier Software, or (b) that number of pre-packaged sets of the Upstream Supplier Software as are necessary for all of Licensee's Authorized Workstation, Authorized User and Authorized Server rights with respect to such Software.

Section 4.  Compensation; Additional Purchases.

4.1 Payment of License Fee. Licensee shall pay Primus KK the Software license fees in cash in the amounts and on the dates specified in Tables A and B. Unless Licensee's accounting policies permit Licensee to pay such fees in the absence of a purchase order, Licensee shall issue an appropriate purchase order with respect to such fees immediately following execution of this Agreement by Licensee. Payment is due as specified in Table B, irrespective of whether Licensee has issued a purchase order. Primus KK may impose a finance charge of 1% per month on amounts unpaid by Licensee on their due date.

4.2 Additional License Rights. If Licensee wishes to increase the number of Authorized Workstations, Authorized Users or Fee Based Servers, then Licensee shall submit a purchase order to Primus KK for the quantity of additional Authorized Workstations, Authorized Users and Fee-Based Servers desired at the rates and in the minimum blocks for increasing licensed usage specified in
Schedule 3 (if any). Under no circumstances shall any of such rights extend beyond the period in which Distributor has the right to distribute the Software. If no rate or minimum is specified, then Primus KK and Licensee shall negotiate in good faith to determine a mutually satisfactory rate and minimum license amount, and shall both execute an amendment to this Agreement reflecting such terms in supplemental Tables A and B (numbered A-1, A-2 and so forth). Upon execution of the amendment, Licensee may (i) install the Server Software on the additional Fee-Based Servers; (ii) install the Client Software on the additional Authorized Workstations; and (iii) increase the number of Authorized Users accordingly. If Licensee increases the number of Fee-Based Servers, then Licensee shall also notify Primus KK of (a) the model, serial number and ID of the server on which the Server Software is to be installed, and its IP address, host ID and/or disk ID, and (b) the location of the Licensed Site.

4.3 Sales Taxes, Etc. Licensee shall be responsible for any applicable sales, use, or any value added or similar taxes payable with respect to the licensing of the Software to Licensee, or arising out of or in connection with this Agreement, other than taxes imposed in Japan based upon Primus KK's income. If Licensee has tax-exempt status, Licensee shall provide written evidence of such status with its purchase orders.

4.4 Accounting. Licensee shall keep current, complete and accurate records regarding the location, model name, and serial number of all Authorized Servers on which the Server Software is installed, of all installations of the Client Software made by Licensee and any Authorized User, of all personal user IDs and linked passwords issued with respect to applicable Software, and of the number of concurrent users of applicable Software. Licensee shall provide such information to Primus KK within five (5) days of Primus KK's written request. Upon five (5) days prior written notice, Primus KK and/or its representatives may inspect, audit, and copy such records of Licensee and access the Server Software at any of Licensee's relevant locations and/or Licensed Sites, at any time during Licensee's regular business hours. Unless an audit discloses a material discrepancy in Licensee's favor, Primus KK may exercise such audit rights no more than once during any twelve (12) month period. In the event of any understatement of the license fees due, Licensee shall promptly pay such fees based upon Primus KK's then current list price and, upon receipt of such fees, Primus KK will extend this License to correct any such deficiency. Primus KK's acceptance of any payment shall be without prejudice to any other rights or remedies of Primus KK under this Agreement or applicable law. Upon written request by Primus KK, Licensee shall transmit a current, complete and correct copy of the log file for each copy of the Server Software to Primus KK; provided, however, that Primus KK may not request a copy of the log file more frequently than once a quarter, unless review of a log file has indicated additional fees are due to Primus KK.

Section 5.  Additional Rights And Obligations.

5.1 Increase in Application Servers. Licensee may increase the number of Application Servers at no charge. If Licensee wishes to increase the number of Application Servers, then Licensee shall provide Primus KK with written notice of (i) the quantity of additional Application Servers desired, (ii) the model, serial number and ID of the server on which the Server Software is to be installed, and its IP address, host ID and/or disk ID, and (iii) the location of the Licensed Site. Upon written acceptance by Primus KK, Licensee may install the Server Software on the additional Application Server. Primus KK and Licensee shall amend Table C accordingly.

5.2 Data Protection. Licensee shall maintain current back-up copies of all of Licensee's data used in connection with the Software.
5.3 Reference. Licensee authorizes Primus KK to disclose that it is a customer and agrees to be a reference account for Primus KK.

5.4 Third Party Products. The Software incorporates material which is licensed from third parties. Any third party licensor of such material shall be a direct and intended third party beneficiary of this Agreement who may enforce this Agreement directly against Licensee.

5.5 Confidential Information. Neither Primus KK nor Licensee shall, with respect to any Confidential Information which one of them (a "Recipient") receives from the other (a "Discloser"), at any time, without the express prior written consent of Discloser, except solely for the purposes contemplated in any written agreement between them, disclose or otherwise make known or available to any person or entity, or use for Recipient's own account, any of Discloser's Confidential Information. Recipient shall use all reasonable procedures to safeguard Discloser's Confidential Information.

5.6 Compliance With Law. Licensee shall comply with all applicable laws and regulations in its use of the Software and Documentation. Without limiting the generality of the foregoing, Licensee shall not export or re-export, directly or indirectly, any Software in violation of any applicable United States export control laws and regulations and shall promptly provide Primus KK with any "letter of assurance" requested by Primus KK pursuant to such laws and regulations.

5.7 Protection Against Unauthorized Use. Licensee shall promptly notify Primus KK of any unauthorized use of any Software of which Licensee becomes aware. In the event of any unauthorized use by any Authorized User (or by any employee, agent, representative or contractor of Licensee or of any Authorized User), Licensee shall use its best efforts to immediately terminate and prevent further occurrences of such unauthorized use. If Licensee commences any legal proceeding in connection with such unauthorized use, then Primus KK and Primus may, at Primus KK's or Primus' option and expense, participate in or control any such proceeding. In such event, Licensee, Primus KK and Primus shall each provide the other with such authority, information and assistance related to such proceeding as may be reasonably necessary to safeguard Primus KK's and Primus' interests and Licensee's rights under this Agreement.

5.8 Miscellaneous Provisions. Dispute resolution and other provisions are contained in Schedule 1 to this Agreement. The parties shall resolve any disputes in accordance with such provisions.

Section 6.  Primus KK's Warranties; Remedies.

6.1  Primus Software Warranties.

  6.1.1 Media. Primus KK warrants to Licensee that the media on which the Primus Software is delivered by Primus KK to Licensee will be free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of shipment by Primus KK.

  6.1.2 Performance. Primus KK warrants to Licensee that the Primus Software as delivered by Primus KK to Licensee will perform in all material respects in accordance with the applicable specifications set forth in the applicable Documentation for a period of ninety (90) days beginning on the date of shipment by Primus KK.

  6.1.3 Infringement. Primus KK warrants to Licensee that use in accordance with this Agreement of the Primus Software as delivered by Distributor does not infringe: (i) to the best of Distributor's knowledge, any valid copyright in any in Japan, or (ii) to Distributor's actual knowledge, any patent or trademark existing under the laws of Japan.

6.2 Upstream Supplier Software Warranties. Primus KK warrants to Licensee that the Upstream Supplier Software, as delivered by Primus KK to Licensee, will conform to the warranties specified in Schedule 2.

6.3 Authority. Primus KK warrants to Licensee that Primus KK has all requisite corporate authority to execute and deliver this Agreement, and that the execution, delivery and performance of this Agreement by Primus KK does not conflict with any obligation of Primus KK under any agreement or instrument to which Primus KK is a party or by which it is bound.

6.4 Bugs and Abatement. Without limiting the foregoing, Primus KK does not warrant that the Software is free from all bugs, errors, or omissions. The warranties in this Section 6.1 shall automatically abate to the extent that the Software has been damaged, abused, modified, or combined with other software by persons other than Primus KK's authorized employees or representatives, or other than at Primus KK's express direction.

6.5 Performance Remedy. If any Software fails to comply with the warranties set forth in Sections 6.1.1 and 6.1.2, and paragraphs A.1 and A.2 of Schedule 2, and if Licensee provides written notice of the non-compliance to Primus KK within the warranty period then, except as otherwise specified in Schedule 2, Primus KK will either repair or, at its option, replace any non-complying media or Software. If Primus KK is unable to correct the noncompliance within sixty (60) days of receipt of such written notice from Licensee then, except as otherwise specified in Schedule 2, Primus KK shall (i), with respect to non-compliant Initial Software, promptly refund all of the License fees paid for such Software and terminate the License with respect to such Software, and (ii), with respect to non-compliant New Software, promptly refund all of the most recent annual Support and Maintenance Agreement fees paid by Licensee and attributable to the development of such New Software, in each case (i) and (ii) in full and final satisfaction of all and any of Licensee's claims arising out of media or Software failure.

6.6 Infringement Remedy. Primus KK shall defend and indemnify Licensee against any proceeding based upon any failure to satisfy the warranties set forth in
Section 6.1.3 and paragraph A.3 of Schedule 2, provided that (a) Licensee shall notify Primus KK in writing of any claim of infringement promptly after it has been made, (b) Primus KK or its licensors shall have exclusive control over the defense and settlement of the proceeding, (c) Licensee shall make no admission of liability nor enter into any settlement without the prior written agreement of Primus KK, (d) Licensee shall provide such assistance in defense of the proceeding as Primus KK or Primus KK's licensors may reasonably request, at Primus KK's reasonable expense, and (e) Licensee shall comply with any court order or settlement made in connection with the proceeding. If use of the Software is, or in Primus KK's reasonable opinion is likely to become, the subject of a claim of infringement of any intellectual property right of any third party, then Primus KK shall have the right to: (i) procure the continuing right of Licensee to use the Software; (ii) replace or modify the Software in a functionally equivalent manner so that it no longer infringes; or (iii) except as otherwise specified in Schedule 2, terminate the License with respect to the Software subject to the infringement claim and refund to Licensee an amount equal to the depreciated License fees paid by Licensee for such Software (calculated on a straight line basis over a five (5) year life).

6.7 Warranties Repeated For Replacements and New Software. The warranties and other provisions of this Section 6 shall be automatically repeated for any modifications of the Software delivered to remedy any non-compliance with the warranties under Sections 6.1 and 6.2 and for any New Software, in each case upon shipment of the same by Primus KK to Licensee.

6.6 Disclaimer Of Implied Warranties. Primus KK makes no representation or warranty in connection with the Software, except as set forth in Sections 6.1,
6.2 and 6.3. EXCEPT AS SPECIFICALLY SET FORTH IN THIS SECTION 6, AND TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, PRIMUS KK DISCLAIMS, FOR ITSELF AND FOR PRIMUS, AND LICENSEE WAIVES AND RELEASES ALL RIGHTS AND REMEDIES OF LICENSEE, AND ALL WARRANTIES, OBLIGATIONS, AND LIABILITIES OF [DISTRIBUTOR] OR OF PRIMUS, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY BUG, ERROR, OMISSION, DEFECT, DEFICIENCY, OR NONCONFORMITY IN ANY SOFTWARE OR OTHER ITEMS FURNISHED UNDER THIS AGREEMENT OR THE SUPPORT AND MAINTENANCE AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY: (A) IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; (B) IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE; (C) CLAIM OF INFRINGEMENT; OR (D) STATUTORY REMEDY.

Section 7.  Term and Termination.

7.1 License Term. The License Term shall commence upon the date of this Agreement and shall continue in perpetuity unless the Agreement is terminated in accordance with Section 7.3.

7.2 Distribution Term. If no Distribution Term is specified in Table A, then the Distribution Term shall be the same as the License Term. The Distribution Term, if specified in Table A, shall commence as specified for Software identified in Table A as being subject to the Distribution Term and, subject to earlier termination of this Agreement in accordance with Section 7.3, shall expire as specified in Table A. Expiration of the Distribution Term shall not in and of itself automatically terminate the right of Licensee and/or Authorized Users to continue to use the Software and Documentation pursuant to Section 2 above.

7.3 Termination On Breach. In the event of a material breach or default under this Agreement by either party, the non-breaching party may terminate this Agreement by giving the breaching party written notice of the breach or default and the non-breaching party's intention to terminate. At the non-breaching party's sole and absolute discretion, the Agreement shall automatically terminate thirty (30) days after delivery of such notice, unless the breaching party cures the breach or default before the expiration of the thirty (30) day period. A material breach includes, without limitation, Licensee's failure to pay license fees when due.

7.4 Post Termination Obligations. Following termination of this Agreement, howsoever arising, Licensee shall destroy all copies of the Server Software within five (5) days of such termination, and all copies of the Client Software and the Documentation within twenty (20) days of such termination, and immediately thereafter provide Primus KK with a written certification signed by an authorized representative of Licensee certifying that all copies of the Software have been destroyed and all use of the Software has been discontinued. Upon written request, each party shall return or destroy all copies of any Confidential Information of the other, as certified by an executive officer of the returning party.

7.5 Survival. The provisions of Sections 2.2.5, 2.2.7 and 5.5 hereof, and of Sections 1, 3, 4 and 5 of Schedule 1 hereto shall survive termination of this Agreement, howsoever arising.

Section 8.  Schedules And Exhibits.

Each of the exhibits and schedules listed below shall be incorporated into and shall for all purposes be deemed a part of this Agreement:

  Schedule 1  - Dispute Resolution and Other Provisions
  Schedule 2  - Upstream Supplier Software Warranties

                                   SCHEDULE 1
                    DISPUTE RESOLUTION AND OTHER PROVISIONS

1.  Dispute Resolution.

1.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to (a) conflicts of laws principles, and (b) the applicability, if any, of the United Nations Convention on Contracts for the International Sale of Goods. In the event of any claim, liability or dispute (collectively, a "Claim") arising out of the performance by Primus KK of its obligations under this Agreement, and provided that the Claim does not involve (i) Primus Knowledge Solutions, Inc., a Washington, U.S.A. corporation or its licensors (collectively, "Primus US"), (ii) the performance of the Software, or (iii) any intellectual property rights pertaining to the Software, then Primus KK and Licensee may jointly elect to (a) have any such Claim be governed by Japanese law, and (b) resolve the Claim in Japan. Any such election shall be deemed to supercede the provisions of Sections 1.1, 1.2, 1.3 and 1.6 of this Schedule 1, solely for the purposes of such Claim.

1.2 Mediation. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the parties shall, upon five days notice from either one to the other, submit themselves and the subject-matter of the dispute to mediation before an independent mediator to be appointed by the head office of the American Arbitration Association or, unless the dispute involves (i) Primus US, (ii) the performance of the Software, or (iii) any intellectual property rights pertaining to the Software, by such other organization as shall be mutually acceptable to the parties. Costs of mediation shall be borne equally between the parties.

1.3 Arbitration. In the event that the parties remain in dispute following the mediation, the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator or, unless the dispute involves (i) Primus US, (ii) the performance of the Software, or (iii) any intellectual property rights pertaining to the Software, in accordance with the rules of such other organization as shall be mutually acceptable to the parties such other. The arbitrator shall be appointed in accordance with the applicable rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.

1.4 Conduct. Each party shall ensure that any mediation and arbitration are conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.

1.5 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration or mediation has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

1.6 Venue. Any mediation or arbitration conducted under or in connection with this Agreement shall take place at the location of party against whom the proceeding is brought, at a time to be determined by the mediator or arbitrator, as the case may be.

1.7 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any term or provision of this Agreement, the substantially prevailing party in such proceeding (as determined by the arbitrator in its sole discretion) shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' (including without limitation accountants) fees and expenses (as determined by the arbitrator in its sole discretion.

2. Excused Performance; Force Majeure. If the performance of this Agreement is adversely restricted by reason of any circumstances beyond the reasonable control and without the fault or negligence of the party affected, then the party affected, upon giving prompt written notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such restriction (and the other party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such party's obligations relate to the performance so restricted); provided, however, that the party so affected shall use all commercially reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed whenever such causes are removed or cease.

3. Exclusion of Certain Claims. IN NO EVENT SHALL PRIMUS KK OR PRIMUS US BE LIABLE (WHETHER IN TORT OR CONTRACT, UNDER STATUTE OR OTHERWISE) FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, REPLACEMENT WITH SUBSTITUTE PRODUCTS, BUSINESS INTERRUPTION, LOSS OF INFORMATION AND THE LIKE, ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE, INABILITY TO USE OR RESULTS OF USE OF THE SOFTWARE, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4. Limitation of Liability. Primus KK's liability arising out of this agreement shall in no event exceed the fees paid by Licensee to Primus KK under this Agreement.

5. Equitable Relief. Each of Licensee and Primus KK acknowledges that damages will be an inadequate remedy if the other violates the terms of this Agreement, or otherwise fails to perform its obligations hereunder. Accordingly, subject to
Section 1 of this Schedule, each of them shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of the obligations in this Agreement.

6. Waiver. No waiver of or with respect to any provision of this Agreement, nor consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

7. Captions and Headings. The captions and headings are inserted in this Agreement for convenience only, and shall not be deemed to limit or describe the scope or intent of any provision of this Agreement.

8. Severability; Invalidity. If any provision of this Agreement is held to be invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

9. Assignment. Licensee shall not assign any of its rights under this Agreement without the prior written consent of Primus KK, which shall not be unreasonably withheld. Distributor May assign all or any of its rights and obligations under this Agreement to Primus upon expiration or termination of Distributor's rights to distribute the Software. Subject to the foregoing restriction on assignment by Licensee, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Primus KK may assign all or any of its rights to enforce this Agreement to any licensor of Primus KK.

10. Notices. Any notice or other communication under this Agreement given by either party to the other party shall be deemed to be properly given if given in writing and delivered (i) by facsimile transmission (receipt confirmed) or (ii) by nationally recognized private courier, (e.g., Federal Express) properly addressed and prepaid, to the recipient at the address identified on the first page of this Agreement. Either party may from time to time change its address by giving the other party notice of the change in accordance with this Section.

11. Entire Agreement; Amendments. This Agreement constitutes and embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, representations, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by both parties. In the event of any conflict between the provisions of this Agreement and the terms of any form of purchase order or invoice, the provisions of this Agreement shall prevail. Licensee's standard terms of purchase, if any, are inapplicable.

12. Counterparts. This Agreement and any amendments hereto may be executed in one or more counterparts, which taken together shall constitute a single agreement between the parties.

Terms offered are valid only through
                                    ------------

                         PRIMUS KNOWLEDGE SOLUTIONS KK
                       Support And Maintenance Agreement

This Agreement ("Agreement") is made between Primus Knowledge Solutions KK, a Japanese corporation ("Primus KK"), Ebisu Primue Sq. Tower, 1-1-39 Hiroo, Shibuya-ku, Tokyo, Japan 150 (fax: +81-3-5469-3005) and

Licensee Name:                             ("Licensee")
                 --------------------------
Licensee Address:
                 --------------------------

                 --------------------------
         Fax No.:
                 --------------------------

Licensee has licensed certain software from Primus KK. Licensee wishes to receive, and [wishes to provide related support and maintenance services, all on the terms and conditions contained in this Agreement and set forth below. Therefore, for good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Primus KK and Licensee agree to be bound by such terms and conditions.

EXECUTED as of the date set forth below Primus KK's signature (the "Effective Date"):

Primus Knowledge Solutions KK          Licensee

By:                                    By:
    -------------------------------        -------------------------------

Its:                                   Its:
    -------------------------------        -------------------------------

Dated:                                 Dated:
     ------------------------------          -------------------------------

                              Terms and Conditions

Table A  Product And Support And Maintenance Fees

Product               Language     Software License      Support &         Annual Support &             Payment Terms
                                     Fees (US $)     Maintenance Rate*  Maintenance Fee (US $)  Payment Date  Payment Amount (US $)

------------------------------------------------------------------------------------------------------------------------------------
Primus Products
------------------------------------------------------------------------------------------------------------------------------------
SolutionBuilder(R)    Japanese
------------------------------------------------------------------------------------------------------------------------------------
Total Initial Order     N/A
 Fees (US $)
------------------------------------------------------------------------------------------------------------------------------------

*  Percentage of total license fees

Section 1.    Definitions.

For the purposes of this Agreement, the following capitalized words and phrases shall be ascribed the following meanings:

1.1 "Error" means the failure of a Licensed Program to conform in any material respect to its published Documentation.

1.2 "Fix" shall mean a modification or an addition to a Licensed Program or its Documentation that overcomes an Error when made or added to such program or Documentation.

1.3 "License Agreement" means the Software License Agreement executed by Primus KK and Licensee contemporaneously with this Agreement, together with any and all amendments to the Software License Agreement.

1.4 "Licensed Program" means any of the software products specified in Table A. Licensed Programs include any and all Upgrades delivered to Licensee pursuant to this Agreement or the License Agreement.

1.5 "Maintenance Release" means a Fix, or a new release of a Licensed Program with a change in the ZZ component of that Licensed Program's X.YY.ZZ version number.

1.6 "Major Release" means a new release of a Licensed Program with a change in the YY component of that Licensed Program's X.YY.ZZ version number.

1.7 "New Release" means a new release of a Licensed Program with a change in the X component of that Licensed Program's X.YY.ZZ version number.

1.8 "Support and Maintenance Term" means an annual period during which Primus KK shall provide Licensee with the support and maintenance services specified in this Agreement.

1.9  "Upgrade" means Maintenance Releases, Major Releases and New Releases.

1.10 "Workaround" means a set of procedures that Licensee may follow to circumvent or mitigate the impact of an Error, notwithstanding that the Error still exists. Primus KK may provide a Workaround in lieu of a Fix in Primus KK's sole discretion.

1.11 Other Defined Terms. Except as expressly defined in this Agreement, capitalized terms shall have the meaning ascribed to them in the License Agreement.

Section 2.  Primus KK's Provision of Services.

2.1 Technical Support. Primus KK shall provide telephone, fax and electronic support from its Seattle headquarters regarding use of the Software and resolution of Errors Monday through Friday from 6.30 a.m. to 5:30 p.m. Tokyo time. In addition, Primus KK shall make on-call technical support staff available for High Priority situations (as defined in Section 2.2.1 below) twenty-four (24) hours a day, seven (7) days a week. Primus KK shall provide such support to up to two (2) support contacts designated by Licensee who shall be knowledgeable in all aspects of Licensee's operating environment. Primus KK shall use all commercially reasonable efforts to ensure that a technical support representative returns Licensee's call within one hour of receiving Licensee's notification of a High Priority situation (described below).

2.2 Support Response. Primus KK will assign all Licensee requests for Error support one of three response priorities. The priorities will dictate the timing and nature of the response as follows:

2.2.1 High Priority. A major feature/function of the Software is not working or the system integrity is at risk.

   Response Goal: Primus KK shall use all commercially reasonable efforts to provide a Fix or Workaround within twenty-four (24) hours of Licensee's report of the problem. If Primus KK cannot provide the Fix or Workaround within the twenty-four (24) hours Primus KK will dedicate resources to the problem resolution and will inform Licensee on a daily basis of the resolution status.

2.2.2 Medium Priority. Licensee's work flow is inhibited or a non-major feature/function of the Software is not working.

   Response Goal: Primus KK shall use all commercially reasonable efforts to provide a Fix or Workaround within two (2) business days of the Licensee's report of the problem. If Primus KK cannot resolve the problem within the two
(2) business days, Primus KK will inform Licensee on a weekly basis of the resolution status.

2.2.3 Low Priority. Licensee has a problem which is not seriously impacting Licensee's workflow.

   Response Goal: Primus KK shall use all commercially reasonable efforts to provide a Fix or a Workaround within five (5) business days of Licensee's report of the problem. If Primus KK cannot resolve the problem within the five (5) business days, Primus KK will provide Licensee with a status evaluation regarding the ultimate resolution.

2.2.4 On-Site Visits. If Primus KK and Licensee mutually determine that Primus KK may more effectively resolve a High Priority Error with an on-site visit to Licensee's relevant location, then Licensee shall be responsible for Primus KK's reasonable travel and living expenses incurred in conducting such visit. If Licensee requests Primus KK to attend on-site for any other purpose, and Primus KK agrees, then Licensee shall pay Primus KK for Primus KK's services on a time and materials basis, at Primus KK's then current daily rates, and shall reimburse Primus KK for Primus KK's reasonable travel and living expenses.

2.3 Licensee Cooperation. Licensee acknowledges that Primus KK may not be able to resolve an Error if Licensee does not use all commercially reasonable efforts to cooperate with and assist Primus KK in resolving the Error (including, without limitation, in replicating the Error, in retrieving workstation, server and log file data relating to the Error, and in providing Primus KK with remote access to Licensee's installation for support purposes).

2.4 Upgrades. Primus KK shall provide Licensee with Upgrades as and when they are made generally commercially available by Primus KK to Primus KK's customers. Primus KK may provide Licensee with Maintenance Releases if Licensee is experiencing, or in Primus KK's sole discretion may experience a High Priority situation. As specified in the License Agreement, Upgrades shall constitute "Software" under the License Agreement.

2.5 Scope of Support and Upgrade Services. Primus KK shall have no obligation to correct Errors or support queries arising from Licensee's misuse or alteration of the Software, failure or fluctuation of electrical power, maintenance of the Software by anyone other than Primus KK or Primus KK's authorized representatives, or Licensee's combining or merging Software with any hardware or software not identified as compatible by Primus KK. Primus KK shall have no obligation to correct Errors or support Licensed Programs except with respect to the then current and next last current Major Releases; provided, however, that for the purposes of determining the next last current Major Release, Primus KK shall ignore any version of any Licensed Program that does not comply with the media or performance warranties under the License Agreement. It shall be a condition to Primus KK's provision of support services and Upgrades pursuant to this Agreement that Licensee shall be current on its support and maintenance fee payments for all of the Software.

Section 3.  Fees

3.1 Annual Fee. Licensee shall pay the initial annual support and maintenance fee in cash in the amounts and on the dates set forth in Table A. Licensee shall pay subsequent annual support and maintenance fees within thirty (30) days of the commencement of each successive Support and Maintenance Term. Unless Licensee's accounting policies permit Licensee to pay such fee in the absence of a purchase order, Licensee shall issue an appropriate purchase order with respect to such fees within twenty (20) days of the commencement of each successive Support and Maintenance Term.

3.2 Notice of Change in Annual Fee. At least sixty (60) days before the end of each Support and Maintenance Term, Primus KK shall notify Licensee in writing of any increase in the support and maintenance fee for the next Support and Maintenance Term. Annual increases of the support and maintenance fees shall not exceed a percentage of the previous annual fee that is the greater of (a) five percent (5%), or (b) the percentage increase in the United Kingdom Retail Prices Index for the one year period preceding the notice.

3.3 Payment Terms. Payment is due as specified in this Agreement irrespective of whether Licensee has issued a purchase order. If Primus KK provides Licensee with services under this Agreement that require payment from Licensee in addition to the annual support and maintenance fee, then Licensee shall pay such fees and any related expenses within thirty (30) days of receiving Primus KK's invoice. Primus KK may impose a finance charge of one percent (1%) per month on amounts not paid within thirty (30) days of their applicable due date.

3.4 Sales Taxes, Etc. Licensee shall be responsible for any applicable sales, use, or any value added or similar taxes payable with respect to support and maintenance services, or arising out of or in connection with this Agreement, other than taxes imposed in Japan based upon Primus KK's income. The fees in Tables A are exclusive of taxes unless expressly specified.

3.5 Additional License Rights. In the event that Licensee acquires rights under the License Agreement to additional Authorized Workstations or Authorized Users ("Additional Seats"), Primus KK and Licensee shall both execute an amendment to this Agreement reflecting the increase in a supplemental Table A (numbered A-1, A-2 and so forth).

3.6 Support and Maintenance on Additional Seats. Licensee shall pay one calendar year's support and maintenance fees on the Additional Seats at a rate to be agreed with Primus KK (the "Agreed Rate"). Licensee shall make such payment at the time it acquires the

Additional Seats. The then current Support and Maintenance Term shall be automatically extended to the next anniversary of the effective date of the applicable amendment. On or before the date on which the superceded Support and Maintenance Term would have expired, Licensee shall pay Primus KK support and maintenance fees at the Agreed Rate on a pro-rated basis through the end of the Support and Maintenance Term then in effect, on all Authorized Workstations and/or Authorized Users other than the Additional Seats.

Section 4.   Disclaimer Of Any Implied Warranties

   THIS IS A SERVICES AGREEMENT. EXCEPT FOR ANY WARRANTIES SET FORTH IN THE LICENSE AGREEMENT APPLICABLE TO ANY UPGRADE FURNISHED HEREUNDER, [DISTRIBUTOR] MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTY ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING, OR USAGE OF TRADE.

Section 5.  Term and Termination

5.1 Term. The initial Support and Maintenance Term shall begin on the Effective Date and shall end on its first anniversary.

5.2 Renewal. Notwithstanding the provisions of Section 5.1, this Agreement shall be automatically renewed for a succeeding Support and Maintenance Term at the end of each Support and Maintenance Term, unless Licensee provides Primus KK with not less than thirty (30) days prior written notice before the end of the expiring term of Licensee's decision to not renew this Agreement. Renewals shall be deemed to include any rate increase of which Primus KK has notified Licensee in accordance with Section 3.2 above.

5.3 Termination. This Agreement will terminate: 1) upon the expiration or termination of the License Agreement; 2) upon the expiration of the then current Support and Maintenance Term and timely receipt by Primus KK of Licensee's decision to not renew this Agreement; and/or 3) at Primus KK's sole and absolute discretion, upon failure of Licensee to pay support and maintenance fees when due.

5.4 Termination on Breach. In the event of a material breach of this Agreement by either party where no other remedy is specified, the non-breaching party may terminate this Agreement by giving the breaching party written notice of the breach and the non-breaching party's intention to terminate. This Agreement shall automatically terminate sixty (60) days after such notice, unless the breaching party cures or is making substantial progress in curing the breach or default before the expiration of the sixty (60) day period.

Section 6.  Miscellaneous Provisions

6.1 Miscellaneous Provisions. The dispute resolution and other provisions contained in Schedule 1 to the Software License Agreement between the parties are hereby incorporated into this Agreement, and shall for all purposes be deemed a part of this Agreement.

Primus Contract ID: Eval
                         ------------

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                             Evaluation Agreement

This Evaluation Agreement ("Agreement") is made between Primus Knowledge Solutions, Inc. ("Primus"), 1601 Fifth Avenue, Suite 1900, Seattle, Washington 98101 (fax: +1 (206) 292-1825) and

Licensee Name:                                ("Licensee")
               ------------------------------
Licensee Address:
                  ---------------------------

                  ---------------------------
         Fax No.:
                  ---------------------------

Primus has developed the computer software programs more particularly described in Table A below (the "Software"). Licensee wishes to evaluate the Software. Primus is willing to deliver and loan to Licensee one (1) CD-ROM containing the Software, on the terms and conditions contained in this Agreement. Therefore, for good and valuable consideration, the receipt and sufficiency of which they each acknowledge, Primus and Licensee agree to be bound by such terms and conditions.

EXECUTED as of the date set forth below Primus' signature (the "Effective
Date"):

Primus Knowledge Solutions, Inc.       Licensee

By:                                    By:
    ---------------------------------      ---------------------------------

    ---------------------------------      ---------------------------------
Its:                                   Its:
     --------------------------------       --------------------------------
Dated:                                 Dated:
       ------------------------------         ------------------------------

                              Terms and Conditions

Table A -- Software Subject to Evaluation

                                                                # Authorized   # Authorized   Evaluation Term
                                    # Authorized  # Authorized     Users          Users        Commencement    Evaluation Term
      Product             Language     Servers    Workstations  (concurrent)   (personal ID)        Date            End Date
      -------             --------  ------------  ------------  ------------   -------------  ---------------  ---------------
SolutionSeries/TM/ Server  Japanese                   N/A            N/A            N/A
SolutionExplorer/TM/       Japanese      N/A          N/A            N/A
SolutionPublisher/TM/      Japanese      N/A          N/A                           N/A

Section 1.  Definitions

1.1 "Authorized Server" means that number of servers under the direct care, custody and control of Licensee specified in Table A above (or such higher number as Primus may authorize in a written instrument executed by an officer of Primus) on which Licensee may install and use the Server Software, and whose location, and whose IP address, host ID and/or disk ID Licensee has provided to Primus in writing or by email within ten (10) days of the Effective Date.

1.2 "Authorized User" means any employee or individual independent contractor of Licensee.

   Personal ID Users. Where a number of Authorized Users is specified in Table A as a personal ID user, up to that number of Authorized Users to whom Licensee has issued personal user IDs and passwords linked to their user ID may use the applicable Software program. Licensee shall ensure that only one personal user ID is assigned to each individual Authorized User, and that no more than one individual Authorized User uses any one personal user ID and linked password. "Individual" Authorized User means an individual person, and not a corporation, company, partnership, association or other entity or organization.

   Concurrent Users. Where a number of Authorized Users is specified in Table A above as a concurrent user, up to that number of individual Authorized Users may use the applicable Software program on a concurrent user basis by accessing the Authorized Server.

1.3 "Authorized Workstation" means a computer workstation under the care, custody and control of Licensee, used by an Authorized User.

1.4 "Client Software" means that portion of any client/server Software program that is designated in the Documentation for use on an Authorized Workstation.

1.5 "Evaluation Term" means the evaluation period specified in Table A above (or such longer period as Primus may authorize in a written instrument executed by an officer of Primus), unless sooner terminated pursuant to Section 6.

Section 2.  Rights To Use Software.

2.1 Grant of License. Subject to the provisions of this Agreement, Primus grants to Licensee for the Evaluation Term a non-exclusive, non-transferable license, without right to sub-license, and solely to evaluate the Software to:
(i) install the Server Software on the Authorized Server and to reproduce, distribute and install the Client Software on up to that number of Authorized Workstations specified in Table A; (ii) use and allow up to that number of Authorized Users specified in Table A to use the Server Software on the Authorized

Server; (iii) use and allow Authorized Users to use the Client Software on the Authorized Workstations; and (iv) use and allow Authorized Users to use the Software documentation in conjunction with their use of the Software.

2.2 Reservation. All rights to the Software and related documentation not expressly granted to Licensee in this Agreement are reserved by Primus. Without limiting the generality of the foregoing, Licensee shall use the Software only for the purposes specified in Section 2.1 and in accordance with the following:

   (a) Modifications. Licensee shall not modify the Software nor the related documentation.

   (b) No Conveyance of Ownership; Trade Secrets. This Agreement does not convey to Licensee ownership of the Software or related documentation or any media delivered to Licensee on which the Software is stored, but only the right to use the Software and related documentation as provided in this Agreement. Licensee acknowledges that the Software (including without limitation its structure, organization and code), the documentation and all technical data and information associated therewith constitute trade secrets and are the valuable property of Primus and its licensors and that the Software and Documentation are protected by international copyright and trademark rights.

   (c) Trademarks. Licensee shall not remove, obscure or alter any notice of copyright, patent, trade secret, trademark or other proprietary right appearing in or on any Software and/or related documentation and shall ensure that each copy of all or any portion of the Software and/or such documentation made by Licensee includes such notices. Licensee shall clearly indicate the ownership of Primus' trademarks by Primus whenever it uses such trademarks.

   (d) Reverse Engineering. Except to the extent (if any) permitted by applicable law, Licensee shall not decompile, or create or attempt to create, by reverse engineering or otherwise, the source code from the object code supplied hereunder or use it to create a derivative work.

2.3 Expiration of License. Unless otherwise agreed to by the parties in writing, upon expiration of the Evaluation Term Licensee shall immediately (i) remove all copies of the Software and (ii) return all copies of the Software, any other tangible media containing the Software and the documentation to Primus.

Section 3.  Non-Disclosure.

Licensee shall not disclose to any person or entity any information about the Software or other Primus confidential information that is furnished to or otherwise becomes known to Licensee, except that Licensee may disclose such information on a need to know basis to its employees who are obligated to maintain the confidentiality of such information. Licensee's obligation to maintain the confidentiality of such information shall not apply to information which (a) was known to Licensee before receiving such information, (b) is in the public domain, (c) is received by Licensee from a third party who was legally entitled to make an unrestricted disclosure, or (d) Licensee independently develops.

Section 4.  Disclaimer.

Licensee accepts the Software AS IS and WITH ALL FAULTS, DEFECTS AND ERRORS. PRIMUS SHALL HAVE NO LIABILITY FOR ANY ERROR, OMISSION OR DEFECT IN THE SOFTWARE. PRIMUS MAKES NO WARRANTY, EXPRESS OR IMPLIED, REGARDING THE SOFTWARE, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, OR WARRANTY ARISING FROM COURSE OF DEALING OR TRADE USAGE.

Section 5.  Limitation of Damages.

PRIMUS SHALL NOT HAVE, AND LICENSEE RELEASES PRIMUS FROM, ANY LIABILITY (WHETHER IN CONTRACT, TORT, UNDER STATUTE OR OTHERWISE) FOR ANY DAMAGES INCURRED BY LICENSEE ARISING OUT OF THIS AGREEMENT AND/OR USE OF THE SOFTWARE, INCLUDING WITHOUT LIMITATION ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, OR CONSEQUENTIAL DAMAGES OR LOSS OF DATA, SAVINGS, OR PROFITS, EVEN IF PRIMUS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

Section 6.  Termination
6.1 Termination on Notice. Either party may terminate the Evaluation Term at any time by giving the other not less than thirty (30) days prior written notice of termination.

6.2 Termination on Breach. In the event of a material breach or default under this Agreement by either party, the non-breaching party may terminate the Evaluation Term immediately by giving the breaching party written notice of the breach or default and the non-breaching party's intention to terminate.

Section 7.  Dispute Resolution.

7.1 Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of Washington, USA, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to (a) conflicts of laws principles and renvoi and (b) the applicability, if any, of the United Nations Convention on Contracts for the International Sale of Goods.

7.2 Arbitration. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.

7.3 Conduct. Each party shall ensure that any mediation and arbitration are conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.

7.4 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration or mediation has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

7.5 Venue. Any arbitration conducted under or in connection with this Agreement shall take place in Seattle, Washington at a time and location to be determined by the arbitrator.

7.6 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any term or provision of this Agreement, the substantially prevailing party in such proceeding shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' (including without limitation accountants) fees and expenses.

Section 8.  Miscellaneous.

8.1 Equitable Relief. Each of the parties acknowledges that damages will be an inadequate remedy if any other violates the terms of this Agreement pertaining to protection of intellectual property rights, or otherwise fails to perform its obligations hereunder. Accordingly, subject to Section 7 of this Agreement, each of the parties shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of the obligations in this Agreement.

8.2 Waiver. No waiver of or with respect to any provision of this Agreement, nor consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

8.3 Severability; Invalidity. If any provision of this Agreement is held to be invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

8.4 Assignment. Licensee shall not assign any of its rights this Agreement. Subject to the foregoing restriction on assignment by Licensee, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

8.5 Notices. Any notice or other communication under this Agreement given by either party to the other party shall be deemed to be properly given if given in writing and delivered (i) by facsimile transmission (receipt confirmed) or (ii) by nationally recognized overnight courier (e.g., Federal Express), properly addressed and prepaid, to the recipient at the address identified in its signature block to this Agreement. Any party may from time to time change its address by giving the other par-ties notice of the change in accordance with this Section.

8.6 Entire Agreement; Amendments. This Agreement constitutes and embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by the parties, except that Primus may increase or extend the rights that it has granted to Licensee at any time and from time to time, in Primus' sole and absolute discretion, as evidenced solely by a written document executed by any vice president of Primus. In the event of any conflict between the provisions of this Agreement and the terms of any form of purchase order or invoice, the provisions of this Agreement shall prevail.

8.7 English Language. The governing language for this Agreement, for the transactions contemplated hereby, for any notices, instruments or other documents or media transmitted or delivered hereunder, and for the negotiation and/or resolution of any dispute or other matter between the parties, shall be the English language. In the event of any conflict between the provisions of any instrument, document, or other media and an English version thereof, the provisions of the English version shall prevail. Licensee hereby waives all and any rights it may have under any law in any country to have the Agreement written in any language other than English. In transactions between the parties, a decimal point shall be indicated by a period, and not by a comma. Notice periods shall be determined by reference to the local time of the notice recipient.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                  Schedule 3
                              Secondline Support

Section 1.  Definitions.

For the purposes of this Schedule, the following capitalized words and phrases shall be ascribed the following meanings:

1.1  "Error" means the failure of any Software program to conform in any
      -----
material respect to its published Documentation.

1.2  "Fix" shall mean a modification or an addition to a Software program or its
      ---
Documentation that overcomes an Error when made or added to such program or Documentation.

1.3  "Workaround" means a set of procedures that Distributor may follow to
      ----------
circumvent or mitigate the impact of an Error, notwithstanding that the Error still exists. Primus may provide a Workaround in lieu of a Fix in Primus' sole discretion.

1.4  Other Defined Terms.  Other capitalized words and phrases shall have the
     -------------------
meanings ascribed to them in Section 1 of the Software Marketing and Distribution Agreement of which this Schedule is part.

Section 2.  Primus' Provision of Secondline Support.
2.1  Technical Support. Primus shall provide telephone, fax and electronic
     -----------------
support to Distributor from its Seattle office regarding use of the Software and resolution of Errors Monday through Friday from 6.30 a.m. to 5:30 p.m. local time at such office. In addition, Primus shall make on-call technical support staff available for High Priority situations (as defined in Section 2.2.1 below) twenty-four (24) hours a day, seven (7) days a week. Primus shall provide such support to up to two (2) support contacts designated by Distributor who shall be knowledgeable in all aspects of Distributor's and End Users' operating environments.

2.2  Support Response. Primus will assign all Distributor requests for Error
     ----------------
support one of three response priorities. The priorities will dictate the timing and nature of the response as follows:

  2.2.1 High Priority. A major feature/function of the Software is not working or the system integrity is at risk.

  Response Goal: Primus shall use all commercially reasonable efforts to provide a Fix or Workaround to Distributor within forty eight (48) hours of Distributor's report of the problem. If Primus cannot provide the Fix or Workaround within the forty-eight (48) hours Primus will dedicate resources to the problem resolution and will inform Distributor on a daily basis of the resolution status.

  2.2.2 Medium Priority. An End User's work flow is inhibited or a non-major feature/function of the Software is not working.

  Response Goal: Primus shall use all commercially reasonable efforts to provide a Fix or Workaround to Distributor within four (4) business days of the Distributor's report of the problem. If Primus cannot resolve the problem within the four (4) business days, Primus will inform Distributor on a weekly basis of the resolution status.

  2.2.3 Low Priority. An End User has a problem which is not seriously impacting Distributor's workflow.

  Response Goal: Primus shall use all commercially reasonable efforts to provide a Fix or a Workaround to Distributor within seven (7) business days of Distributor's report of the problem. If Primus cannot resolve the problem within the seven (7) business days, Primus will provide Distributor with a status evaluation regarding the ultimate resolution.

2.3  On-Site Visits. If Primus and Distributor mutually determine that Primus
     --------------
may more effectively resolve a High Priority Error with an on-site visit to Distributor's or the End User's relevant location, then Distributor shall be responsible for Primus' reasonable travel and living expenses incurred in conducting such visit. If Distributor requests Primus to attend on-site for any other purpose, and Primus agrees, then Distributor shall pay Primus for Primus' services on a time and materials basis, at Primus' then current daily rates for the Territory, and shall reimburse Primus for Primus' reasonable travel and living expenses.

2.4  Access to Primus' Knowledgebase.  To the extent reasonably determined
     -------------------------------
necessary by Primus, Primus shall provide Distributor with access to Primus' knowledgebase of solutions to Software Errors. Distributor shall comply with Primus' reasonable security precautions related to such access, and shall treat all knowledgebase information as Confidential Information of Primus; provided, however, that Distributor may disclose Error solutions to End Users as part of its End User Maintenance obligations, but only as confidential information under an effective non-disclosure agreement between Distributor and the End User.

2.5  Distributor Cooperation. Distributor acknowledges that Primus may not be
     -----------------------
able to resolve an Error if Distributor and any affected End User do not use all commercially reasonable efforts to cooperate with and assist Primus in resolving the Error (including, without limitation, in replicating the Error, in retrieving workstation, server and log file data relating to the Error, and in providing Primus with remote access to Distributor's or the End User's installation for support purposes).

2.6  Scope of Secondline Support Services. Primus shall have no obligation to
     ------------------------------------
correct Errors or support queries arising from any misuse or alteration of the Software by any Person other than Primus, failure or fluctuation of electrical power, maintenance of the Software by anyone other than Primus or Primus' authorized representatives, or the combination or merging of the Software by any Person other than Primus with any hardware or software not identified as compatible by Primus. Primus shall have no obligation to correct Errors or support Software programs except with respect to the then current and next last current "Major Releases." "Major Releases" means a new release of a Software program with a change in the YY component of that Software program's X.YY.ZZ version number. It shall be a condition to Primus' provision of Secondline Support that Distributor shall be current on its Support and Maintenance fee payments for all of the Software.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                  Schedule 4
                           Initial Sub-Distributors

Initial Sub-Distributors
------------------------

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing And Distribution Agreement
                                   Schedule 5
                     Upstream Supplier Software Warranties

A. Knowledge Broker Solution ("KBI") Support Suite Warranties

1. Media. The media on which the KBI Software is delivered by Primus will be
   -----
free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of shipment by Primus.

2. Performance; Year 2000. The KBI Software as delivered by Primus: (i) will
   ----------------------
perform in all material respects in accordance with the applicable specifications set forth in the applicable Documentation for a period of ninety
(90) days beginning on the date of shipment by Primus; and (ii) is "Year 2000 Compliant." Year 2000 Compliant means, for the purposes of this paragraph A.2, that the KBI Software, when used with accurate date data and in accordance with its associated documentation, is capable of properly processing date data from, into and between the twentieth and twenty-first centuries, including the years 1999, 2000 and leap years, provided that all other products (e.g., hardware, software and firm-ware) used with it properly exchange date data with the KBI Software.

3. Infringement. To Primus' knowledge, use in accordance with this Agreement of
   ------------
the KBI Software as delivered by Primus to Distributor does not infringe any valid copyright, patent or trademark existing under the laws of the Territory.

------------------------------------------------------------------------------

B. Seagate Crystal Info v.6 Warranties

1. Media. The media on which the Seagate Software is delivered by Primus will be
   -----
free from defects in materials and workmanship for a period of ninety (90) days beginning on the date of shipment by Primus.

2. Performance; Year 2000. The Seagate Software as delivered by Primus: (i) will
   ----------------------
perform substantially in accordance with the applicable specifications set forth in the applicable Documentation in all material respects for a period of ninety
(90) days beginning on the date of shipment by Primus; and (ii) is "Year 2000 Compliant." Year 2000 Compliant means, for the purposes of this paragraph B.2, that the Seagate Software will (i) under normal use and service, record, store, process, and present calendar dates falling on or after January 1, 2000, in the same manner, and with the same functionality, as such Seagate Software do with dates falling on or before December 31, 1999; and (ii) lose no functionality with respect to the introduction of records containing dates falling on or after January 1, 2000. Notwithstanding the foregoing, if the date related functionality of the Seagate Software relies upon the operating system on which it is running or the software to which it interfaces, then the above limited warranty applies only to the extent that such operating system and other software properly exchanges date data with the Seagate Software.

3. Infringement. To the best of Primus' knowledge, use in accordance with this
   ------------
Agreement of the Seagate Software as delivered by Primus does not infringe any valid patent or copyright in the Territory, nor any trademark rights of a third party based on the laws of the United States, Canada, Japan, New Zealand, Australia, South Africa, or any country in Europe or South America.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                  Schedule 6
                    Dispute Resolution And Other Provisions

Dispute Resolution
------------------
1.1  Governing Law. This Agreement shall be governed by and interpreted in
     -------------
accordance with the internal laws of the State of Washington, and, where such laws are preempted by the laws of the United States, by the internal laws of the United States, in each case without regard to (a) conflicts of laws principles, and (b) the applicability, if any, of the United Nations Convention on Contracts for the International Sale of Goods. The governing language for this Agreement, for the transactions contemplated hereby, for any notices, instruments or other documents or media transmitted or delivered hereunder, and for the negotiation and/or resolution of any dispute or other matter between the parties, shall be the English language. In the event of any conflict between the provisions of any document and an English version thereof, the provisions of the English version shall prevail. Distributor hereby waives all and any rights it may have under any law in any country or portion thereof to have the Agreement written in any language other than English. In transactions between the parties, a decimal point shall be indicated by a period, and not by a comma. Notice periods shall be determined by reference to the local time of the notice recipient.

1.2 Mediation. In the event of any controversy or claim arising out of or relating to this Agreement or the breach or interpretation thereof, the parties shall, upon five days notice from either one to the other, submit themselves and the subject-matter of the dispute to mediation before an independent mediator to be appointed by the head office of the American Arbitration Association. Costs of mediation shall be borne equally between the parties.

1.3 Arbitration. If the parties remain in dispute following the mediation, then the controversy or claim shall be determined by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association by a single, disinterested arbitrator appointed in accordance with such Rules. The determination of the arbitrator shall be final, conclusive and binding. Judgment upon the award rendered may be entered in any court of any state or country having jurisdiction.

1.4 Conduct. Each party shall ensure that any mediation and arbitration are conducted as speedily as is reasonably possible, and that all and any information disclosed during or in connection with the arbitration is treated by each party with the strictest confidence.

1.5 Interim and Permanent Relief. Upon the application of either party to this Agreement, and whether or not an arbitration or mediation has yet been initiated, all courts having jurisdiction over one or more of the parties are authorized to: (i) issue and enforce in any lawful manner such temporary restraining orders, preliminary injunctions and other interim measures of relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate pending the conclusion of arbitration proceedings pursuant to this Agreement; and (ii) enter and enforce in any lawful manner such judgments for permanent equitable relief as may be necessary to prevent harm to a party's interests or as otherwise may be appropriate following the issuance of arbitral awards pursuant to this Agreement.

1.6 Venue. Any mediation or arbitration conducted under or in connection with this Agreement shall take place in Seattle, Washington, at a time to be determined by the mediator or arbitrator, as the case may be.

1.7 Legal Expenses. If any proceeding is brought by either party to enforce or interpret any term or provision of this Agreement, the substantially prevailing party in such proceeding (as determined by the arbitrator in its sole discretion) shall be entitled to recover, in addition to all other relief arising out of this Agreement, such party's reasonable attorneys' and other experts' (including without limitation accountants) fees and expenses (as determined by the arbitrator in its sole discretion.

2.  Excused Performance; Force Majeure. If the performance of this Agreement is
    ----------------------------------
adversely restricted by reason of any circumstances beyond the reason-able control and without the fault or negligence of the party affected, then the party affected, upon giving prompt written notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such restriction (and the other party shall likewise be excused from performance of its obligations on a day-to-day basis to the extent such party's obligations relate to the performance so restricted); provided, however, that the party so affected shall use all commercially reasonable efforts to avoid or remove such causes of non-performance and both parties shall proceed whenever such causes are removed or cease.

3.  Exclusion of Certain Claims. IN NO EVENT SHALL PRIMUS BE LIABLE (WHETHER IN
    ---------------------------
TORT OR CONTRACT, UNDER STATUTE OR OTHERWISE) FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF INFORMATION AND THE LIKE, ARISING OUT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT OR THE USE, INABILITY TO USE OR RESULTS OF USE OF THE SOFTWARE, EVEN IF PRIMUS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

4.  Limitation of Liability. Primus' liability arising out of this agreement
    -----------------------
shall in no event exceed the fees paid by Distributor to Primus under this Agreement.

5.  Equitable Relief. Each of Distributor and Primus acknowledges that damages
    ----------------
will be an inadequate remedy if the other violates the terms of this Agreement, or otherwise fails to perform its obligations hereunder. Accordingly, subject to
Section 1 of this Schedule, each of them shall have the right, in addition to any other rights each of them may have, to obtain in any court of competent jurisdiction, temporary, preliminary and permanent injunctive relief to restrain any breach, threatened breach, or otherwise to specifically enforce any of the obligations in this Agreement.

6.  Waiver. No waiver of or with respect to any provision of this Agreement, nor
    ------
consent by a party to the breach of or departure from any provision of this Agreement, shall in any event be binding on or effective against such party unless it be in writing and signed by such party, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

7.  Captions and Headings. The captions and headings are inserted in this
    ---------------------
Agreement for convenience only, and shall not be deemed to limit or describe the scope or intent of any provision of this Agreement.

8.  Severability; Invalidity. If any provision of this Agreement is held to be
    ------------------------
invalid, such invalidity shall not render invalid the remainder of this Agreement or the remainder of which such invalid provision is a part. If any provision of this Agreement is so broad as to be held unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

9.  Assignment. Distributor shall not assign any of its rights this Agreement
    ----------
without the prior written consent of Primus, which shall not be unreasonably withheld. Subject to the foregoing restriction on assignment by Distributor, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Primus may assign all or any of its rights to enforce this Agreement to any licensor of Primus.

10.  Notices. Any notice or other communication under this Agreement given by
     -------
either party to the other party shall be deemed to be properly given if given in writing and delivered: (i) by facsimile transmission (receipt confirmed); or
(ii) by internationally recognized private courier, (e.g., Federal Express) properly addressed and prepaid, to the recipient at the address identified on the first page of this Agreement. Either party may from time to time change its address by giving the other party notice of the change in accordance with this Section.

11.  Entire Agreement; Amendments. This Agreement constitutes and embodies the
     ----------------------------
entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous written, electronic or oral communications, representations, agreements or understandings between the parties with respect thereto. This Agreement may not be modified or amended except by a written instrument executed by both parties. Only executive officers of Primus shall have authority to amend this Agreement on behalf of Primus. In the event of any conflict between the provisions of this Agreement and the terms of any form of purchase order or invoice (including without limitation any attached as a schedule or exhibit to this Agreement), the provisions of this Agreement shall prevail. Distributor's standard terms of purchase, if any, are inapplicable.

12.  Counterparts. This Agreement and any amendments hereto may be executed in
     ------------
one or more counterparts, which taken together shall constitute a single agreement between the parties.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                  Schedule 7
                        Seagate Licensing Restrictions

--------------------------------------------------------------------------------
                  SEAGATE'S MINIMUM TERMS OF END USER LICENSE
--------------------------------------------------------------------------------

To the extent that the Seagate products are not shipped by Primus subject to a shrink-wrap or click-wrap license agreement, each End User License must contain the following minimum (or substantially similar), terms and conditions applicable to Seagate Products (sometimes for purposes of this Exhibit D, the "Software"), modified as necessary for multi-copy packages:

APPLICABLE TO ALL SEAGATE PRODUCTS:
----------------------------------

1. GRANT OF LICENSE. The End User is granted a personal, nonexclusive license to use a single copy of the software program, including any updates, additional modules, or additional software provided by Seagate in connection therewith (the "Software") solely for End User's own use in conjunction with the OEM Product or System, and solely in accordance with the terms and conditions of this license agreement. End User may copy the Software into the memory of any computer, solely as necessary to use the Software in accordance with this license agreement.

2. OEM PRODUCT ACCESS. The license granted is qualified, in that the End User's licensed copy of the Seagate Software may only be used with the third party
(OEM) product with which it was provided. Accessing data that is not created by, or used by, the third party (OEM) product is in violation of the End User's license.

3. THIRD PARTY BENEFICIARY. End User is notified that Seagate Software Information Management Group, Inc., ("Seagate") is a third-party beneficiary to the End User License to the extent it relates to use of the Seagate Software. Such provisions are made expressly for the benefit of Seagate and are enforceable by both OEM and Seagate.

4. COPYRIGHT AND COPIES.  The Software (including any copy thereof), is owned by Seagate or its suppliers and is protected by United States copyright and patent laws and international treaty provisions. The Software copy is licensed,
not sold to you, and you are not an owner of any copy thereof.   You may either
(a) make one copy of the Software solely for backup or archival purposes, or (b) transfer the Software to a single hard disk provided you keep the original solely for backup or archival purposes. You may not otherwise copy the Software, except as necessary to use the OEM Product or System or as authorized by applicable law, and you may not copy the written materials accompanying the Software. Seagate hereby reserves all rights not explicitly granted in this software license agreement.

5. OTHER RESTRICTIONS. You may not rent or lease the Software, but you may transfer the Software and accompanying written materials on a permanent basis provided you retain no copies and the recipient agrees to the terms of this Agreement. If the Software is an update, any transfer must include the update
and all prior versions.    You may not modify or translate the Software.  You
may not reverse engineer, decompile or disassemble the Software, except to the extent expressly authorized by applicable law. End User may not remove, alter or destroy any form of copyright notice, proprietary markings or confidential legends placed upon or contained within the Software.

6. DUAL MEDIA. If the Software package contains more than one form of media, such as a 3.5" diskette and a CD-ROM, then you may use only the media appropriate for your computer or computer system. You may not use the other media on another computer or loan, rent, lease, or transfer them to another except as part of the permanent transfer (as provided above), of all Software and written materials.

7. NO WARRANTY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE Software PROVIDED TO END USER HEREUNDER IS PROVIDED BY SEAGATE "AS IS" WITHOUT ANY CONDITION OR WARRANTY WHATSOEVER. THE ENTIRE RISK ASSOCIATED WITH THE INSTALLATION AND USE OF THE Software RESIDES WITH END USER. ALL OTHER CONDITIONS OR WARRANTIES, EITHER EXPRESS OR IMPLIED, ARE DISCLAIMED BY SEAGATE, INCLUDING, WITHOUT LIMITATION, THE IMPLIED CONDITIONS OR WARRANTIES OF MERCHANTABILITY, OWNERSHIP AND FITNESS FOR A PARTICULAR PURPOSE. SEAGATE SHALL NOT BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR OTHER DAMAGES.

8. TERM. This license is effective until terminated. End User may terminate it at any time by destroying the Software together with all copies, modifications and merged portions in any form. It will also terminate automatically upon End user's failure to comply with any term or condition of this Agreement. In the event of such termination, End User agrees to promptly destroy the Software together with all copies, modifications and merged portions in any form.

9. MISCELLANEOUS. The terms and conditions herein state the entire license agreement with End user relative to any Seagate Software, and supersede any prior agreement, whether written or oral, relating to the subject matter hereof. The parties disclaim the application of the United Nations Convention on the International Sale of Goods. This license agreement is governed by the laws of the State of California, U.S.A., without reference to conflict of laws principles. All disputes arising out of this license agreement shall be litigated or otherwise resolved exclusively in the State of California. End User may not export or re-export the Software or documentation without the appropriate United States or foreign government licenses. If any provision of this license agreement is ruled invalid, such invalidity shall not affect the validity of the remaining portions of this license agreement.

10. U.S. GOVERNMENT RESTRICTED RIGHTS. The Software and accompanying documentation are deemed to be "commercial computer software" and "commercial computer software documentation," respectively, pursuant to DFAR Section
227.7202 and FAR Section 12.212, as applicable. Any use, modification, reproduction release, performance, display or disclosure of the software and accompanying documentation by the U.S. Government shall be governed solely by the terms of this license agreement and shall be prohibited except to the extent expressly permitted by the terms of this license agreement.

End User must affix the following legend to each copy of the Software:

Use, duplication, reproduction, or transfer of this commercial Software and accompanying documentation is restricted in accordance with FAR 12.212 and DFARS
227.7202 and by a license agreement. Contact Legal Department, Seagate Software, P.O. Box 67427, Scotts Valley, California, 95067 U.S.A.

SPECIFIC SEAGATE PRODUCT USE RESTRICTIONS:
------------------------------------------

A.   CRYSTAL INFO:
     -------------

     INSTALLATION AND USE. Seagate Crystal Info 6.0 is licensed to End User in a combination of three potential Modules: (1) Client License (2) OLAP Add-In License and (3) Report/Query Add-In License. Each licensed version of the Software includes one Administrator ID, which shall correspond to a single, designated individual (the "Administrator"). The Administrator may install and use the components as set forth in the Client License, OLAP Add-In License and Report/Query Add-In License; solely to facilitate licensed use of the applicable Module(s). The End User must possess an individual license and accompanying authorized Unique User ID ("UUID") permitting access to and use of the Module(s) licensed. End User may install and use (in the manner provided) only the Module(s) (including their respective components), for which End User has obtained an express license and accompanying authorized UUID(s). End User may have only as many UUIDs defined or in use as have been authorized by Seagate, as set forth in End User's particular license pack. Unless End User's purchase agreement provides expressly to the contrary, no UUID may be shared by more than one individual End User.

     (1)  Client License.  Provided the total number of copies used or
          --------------
          installed at any one time does not exceed the number of licenses purchased or UUIDs authorized(as set forth in End User's Client License pack) End User may use the Client License (including the stated components) to view, schedule and analyze existing reports as follows: (a) End User may install Info Server, Info Administrator, Info Views, Info APS, Sentinel, Info Analyzer, Info OLAP Server and Info Desktop (except that End User may not schedule cubes) on one or more computers under End User's control, and (b) End User may install the Info WebAccess Server on one or more web servers to provide access by authorized End Users via web browser; except that any End User who is not licensed to use the OLAP Add-In License may not access or use the Info Worksheet for Java component. Web browser access may be used in addition to access via Info Desktop client software. Provided one copy of "client" (but not "server") components of Crystal Info 6.0 is installed only on the permanent memory of a single desktop computer, and that computer is used by one authorized End User at least 80% of the time the computer is in use, that same end user may make one copy of such client components to use on a portable or home computer primarily used by such authorized End User.

     (2)  OLAP Add-In License.  End User may install and use the components
          -------------------
          as set forth in the Client License. Subject to the same use conditions placed on components of the Client License, End User may install and use the Info Cube Designer to design OLAP cubes; Info Desktop to schedule OLAP cubes; and Info Worksheet or Info Worksheet for Java (as provided in the Info WebAccess Server and Info OLAP Server), to view and manipulate OLAP cube information. End User may not design reports unless End User is licensed to use the Report/Query Add-In License.

     (3)  Report/Query Add-In License.  End User may install and use the
          ---------------------------
          components as set forth in the Client License. Subject to the same use conditions placed on components of the Client License, End User may install and use Info Report Designer and Info Query Designer to design reports and queries from relational or multidimensional databases. End User may use the reports to populate Info Folders of other authorized End Users.

                       PRIMUS KNOWLEDGE SOLUTIONS, INC.
                 Software Marketing and Distribution Agreement
                                   Exhibit A
                     Distributor's Form of Purchase Order

Attach Distributor's Form of Purchase Order